Exhibit 10.25

August 5, 2008

Lynn Atchison

Home Away

3801 S. Capital of Texas Highway Suite 150

Austin, TX 78704

Re:	5th & Lamar Lease

Dear Lynn:

Enclosed are the following documents:

1.	One fully-executed original of the Lease;

2.	Three originals of the Wavier and Consent by Real Property Landlord, executed by Landlord and Tenant, and to be executed by American Capital Financial Services, Inc.;

3.	One original of the bond waiver side letter, executed by Landlord; and

4.	One original of the encumbrance removal side letter, executed by Landlord.

Please have the originals of the Waiver and Consent executed by American Capital Financial Services, Inc., retain one executed original for your files and return two executed originals to us.

If you have any questions or comments, please call.

Sincerely,

/s/ William C. Bryant

William C. Bryant

WCB:ck
Enclosures
cc: Mike Wiley (with ends.)

August 1, 2008

William C. Bryant	Via Hand Delivery

DuBois, Bryant & Campbell LLP

700 Lavaca, Suite 900

Austin, Texas 78701

Re:	Office Lease Agreement dated August 1, 2008, by and between Fifth & Baylor, Ltd., as Landlord, and HomeAway, Inc., as Tenant, for premises located at 1101 W. 5th Street, Austin, Texas (the “Lease”)

Dear Bill:

Enclosed please find the following documents:

1.	One (1) fully-executed original of the Lease;

2.	Three (3) originals of the Waiver and Consent by Real Property Landlord (the “Waiver”), executed by Landlord and Tenant, and to be executed by American Capital Financial Services, Inc.;

3.	One (1) original of the “bond waiver” side letter, executed by Landlord; and

4.	One (1) original of the “encumbrance removal” side letter, executed by Landlord.

Please return one original of the Waiver to us following its execution by American Capital Financial Services, Inc.

Thank you for your assistance in this matter. It has been a pleasure working with you.

Sincerely yours,

/s/ Christopher K. Bell

Christopher K. Bell

Enclosures

cc w/encl: Mark Zimmerman (via hand delivery, including one (1) original of Lease)

OFFICE LEASE AGREEMENT

by and between

FIFTH & BAYLOR, LTD.

as Landlord

and

HOMEAWAY, INC.

as Tenant

for premises located at 1011 West 5th Street

Austin, Travis County, Texas

August 1, 2008

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	13.1. Termination Rights	14
	13.2. Landlord’s Repair	15
	13.3. Base Rent and Operating Expense Abatement	15
14.	CONDEMNATION	15
15.	ASSIGNMENT AND SUBLETTING	15
	15.1. General	15
	15.2. Affiliate Transfers	16
	15.3. Termination	16
	15.4. Additional Compensation	16
	15.5. No Release	16
	15.6. Landlord Transfer	17
	15.7. Standards for Approval	17
16.	INDEMNIFICATION AND WAIVER	17
17.	QUIET ENJOYMENT	18
18.	SURRENDER	18
19.	HOLDING OVER	18
20.	EVENTS OF DEFAULT	18
21.	LANDLORD’S REMEDIES	19
	21.1. General	19
	21.2. Lease Termination	20
	21.3. Possession Termination	20
	21.4. Reletting	20
	21.5. No Waiver	21
22.	LANDLORD’S DEFAULT AND LIABILITY	21
	22.1. Landlord’s Default	21
	22.2. Landlord’s Liability	21
	22.3. Tenant’s Self-Help Remedy	22
23.	WAIVER OF JURY TRIAL	22
24.	SUBORDINATION	22
25.	MECHANIC’S LIENS	22
26.	LANDLORD’S LIEN/SECURITY INTEREST	23
27.	ESTOPPEL CERTIFICATES	23
28.	ENVIRONMENTAL REQUIREMENTS	23
	28.1. General	23
	28.2. Indemnity	23
	28.3. Assessments	24
	28.4. Duty to Inform Landlord	24
29.	RULES AND REGULATIONS	24
30.	SECURITY SERVICE	24
31.	SIGNAGE	25
32.	FORCE MAJEURE	25
33.	ENTIRE AGREEMENT	25
34.	SEVERABILITY	25
35.	BROKERS	26
36.	MISCELLANEOUS	26

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EXHIBITS

Exhibit A	-	Legal Description of Property
Exhibit B	-	Floor Plans of Premises
Exhibit C	-	Rules and Regulations
Exhibit D	-	Work Letter
Exhibit D-1	-	Minimum Shell Work Specifications
Exhibit D-2	-	Index to Plans and Specifications for Landlord’s Work
Exhibit D-3	-	Site Plan for Bike Storage Area
Exhibit E	-	Parking Agreement
Exhibit F	-	Extension Option
Exhibit G	-	SNDA
Exhibit H	-	Form of Waiver and Consent by Real Property Landlord
Exhibit I	-	Conceptual Design Plans for Rooftop Deck

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OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT (this “Lease”) is made this 1st day of August, 2008 (“Effective Date”), between Fifth & Baylor, Ltd., a Texas limited partnership (“Landlord”), and HomeAway, Inc., a Delaware corporation (“Tenant”).

Basic Lease Terms and Definitions

Building:	The multi-story office/retail/mixed use building structure located at 1011 West 5th Street, Austin, Texas 78703, consisting of ground level retail and basement space and three (3) levels of office space situated above the eastern portion of the ground-level retail space, and containing approximately 86,886 rentable square feet.

Property:	The land described on Exhibit A attached hereto and all improvements constructed or to be constructed thereon, including the Building and five (5) levels of garage parking situated above the western portion of the ground-level retail space of the Building (the “Garage”).

Premises:	All of the second, third and fourth floors of the Building, containing approximately 51,352 rentable square feet of floor area and depicted on the floor plan attached as Exhibit B hereto.

Lease Term:	One hundred thirty (130) months, commencing on the Commencement Date, subject to Tenant’s termination options as set forth in Paragraph 1.3 hereof and Tenant’s extension options as set forth in Exhibit F hereto.

Delivery Date:	Ten (10) days after the date that Landlord has completed a sufficient amount of Shell Work (as defined in Exhibit D attached hereto) so as to allow construction of Tenant’s Improvements (as defined in Exhibit D attached hereto) without interference or interruption by Landlord or its contractors, and has notified Tenant thereof in writing. To the extent practical and subject to Paragraph 9.2 hereof, Tenant shall have access to the Premises prior to the Delivery Date for purposes of interior construction preparation and preconstruction requirements associated with Tenant’s Improvements, provided Tenant does not interfere with the performance of Landlord’s Work.

Commencement Date:	The later of April 1, 2009 or ninety (90) days after the Delivery Date; provided, however, if Landlord undertakes responsibility for completion of construction of Tenant’s Improvements in accordance with Exhibit D hereto pursuant to separate agreement between Landlord and Tenant (without obligation to do so), then the Commencement Date shall be the date that Landlord substantially completes such construction (or such other date as Landlord and Tenant may agree in such separate agreement).

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Annual Base Rent Rate:	Months 1-36	$24.39 per rentable square foot*
	Months 37-60	$25.48 per rentable square foot
	Months 61-72	$26.48 per rentable square foot
	Months 73-84	$26.57 per rentable square foot
	Months 85-108	$27.82 per rentable square foot
	Months 109-130	$27.91 per rentable square foot

*Subject to rent abatement; see Paragraph 4.1.

Security Deposit:	See Paragraph 5.

Tenant’s Proportionate Share:	59.1%, the same being the ratio of the rentable square footage within the Premises relative to the rentable square footage within the Building

Broker(s):	Mike Wiley/Southwest Strategies Group (Tenant’s Broker)

Tenant Payment Obligations:	All Operating Expense Payments (see Paragraph 6.1) and Base Rent payments due hereunder.

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1.	GRANTING CLAUSE.

1.1. Premises. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease. As used herein, “lease year” shall mean the full 12-month period commencing on the Commencement Date and each successive full 12-month period thereafter until the end of the Lease Term.

1.2. Common Areas. Landlord hereby grants Tenant for the benefit of Tenant and its employees, customers and invitees during the Lease Term, the non-exclusive right to use, in common with others entitled to such use (including Landlord), the Common Areas (as hereinafter defined) as they exist from time to time, subject to all rights reserved by Landlord hereunder and under the terms of all rules and regulations promulgated by Landlord from time-to-time with respect thereto. Landlord reserves the right from time to time to (i) make changes in the Common Areas, including, without limitation, changes in location, size, shape and number of driveways, entrances, parking spaces and parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (ii) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) construct additional buildings, parking areas, loading dock facilities and other improvements within the Common Areas; and (iv) do and perform such other acts and make such other changes in, to or with respect to the Common Areas as Landlord may, in the exercise of its reasonable judgment, deem appropriate. Notwithstanding the foregoing, Landlord shall not alter the Common Areas in any manner that would have a material adverse impact on Tenant’s use and/or occupancy of the Premises, or on Tenant’s access to or use of Tenant’s designated parking paces hereunder, without Tenant’s prior written consent thereto. As used herein, the term “Common Areas” means common corridors, elevators, vending areas and lobby areas, and all areas and facilities outside the Building and within the exterior land boundary lines of the Property that are provided and designated by Landlord as such from time to time for general non-exclusive use of tenants, including the Garage and any other parking areas, loading and unloading areas, trash areas, driveways, sidewalks, walkways and landscaped areas, and utilities serving same, provided that no Common Areas shall be located within the office space portion of the Building. Landlord’s and Tenant’s rights and obligations with respect to use of parking areas is subject to the Parking Agreement set forth in Exhibit E attached hereto.

1.3. Early Termination. Tenant shall have the option to terminate this Lease effective as of the last day of Month 94, Month 106 and Month 118 of the Lease Term (any, the “Termination Date”), provided (i) Tenant gives notice thereof to Landlord not less than 12 months (nor more than 18 months) prior to the next applicable Termination Date and (ii) Tenant is not in default under the Lease following the expiration of applicable notice and cure periods at the time of the giving of such notice nor on the applicable Termination Date. Additionally, Tenant’s right to terminate hereunder is conditioned upon the payment in full by Tenant, on or before the applicable Termination Date, of (i) the Termination Fee (as hereinafter defined) and (ii) the unamortized cost as of the applicable Termination Date (using an amortization rate of 7% over the initial Lease Term) of the Tenant Allowance, Deck Allowance and Refurbishment Allowance (each as hereinafter defined), if applicable, and leasing commissions paid by Landlord in connection with this Lease (collectively, the “Termination Payment”). As used herein, the “Termination Fee” shall mean all Tenant Payment Obligations that would have been due and owing for the 6-month period following the Termination Date, if the Termination Date is the last day of Month 94 of the Lease Term; all Tenant Payment Obligations that would have been due and owing for the 4-month period following the Termination Date, if the Termination Date is the last day of Month 106 of the Lease Term; and all Tenant Payment Obligations that would have been due and owing for the 2-month period following the Termination Date, if the Termination Date is the last day of Month 118 of the Lease Term. After Landlord’s receipt of the Termination Payment, and so long as Tenant has surrendered the Premises in the condition required under this Lease, neither party shall have any rights, liabilities or obligations under this Lease for the period accruing after the applicable

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Termination Date, except those which, by the provisions of this Lease, expressly survive the termination of this Lease. For purposes of calculating the Termination Payment, the total leasing commissions paid by Landlord shall be stipulated to equal 6% of Tenant Payment Obligations, regardless of any lesser commission amount actually paid by Landlord.

1.4. Refurbishment Allowance. Provided Tenant has not theretofore notified Landlord that Tenant is exercising its right to terminate the Lease under Paragraph 1.3 of this Lease, Landlord shall provide Tenant with a “Refurbishment Allowance” (herein so called) equal to $5.00 per rentable square foot within the Premises, to be applied to the cost of any alterations or improvements made by Tenant to the Premises in accordance with Paragraph 12.1 of the Lease after Month 82 of the Lease Term, such as repainting, recarpeting or capital improvements (“Refurbishment Work”). On or before 30 days after Tenant’s completion of the Refurbishment Work as aforesaid, Landlord shall reimburse Tenant for the certified cost of the Refurbishment Work, but not to exceed the amount of the Refurbishment Allowance. If Tenant is in default under this Lease at the time such reimbursement payment would otherwise be due to Tenant, Landlord may withhold such payment until such default is cured. Any portion of the Refurbishment Allowance not drawn by Tenant by the expiration or earlier termination of the Lease Term shall be forfeited.

2. PREMISES; LANDLORD’S WORK.

2.1. Delivery of Premises. Landlord shall tender possession of the Premises to Tenant as of the Delivery Date, subject to the continued performance of Landlord’s Work as provided in Exhibit D hereto. Tenant shall accept the Premises in its condition as of the Delivery Date, subject to the terms of this Lease. Construction of Tenant’s Improvements shall occur as provided in Exhibit D hereto. Tenant’s occupancy of the Premises prior to the Commencement Date for the installation of Tenant’s Improvements shall be subject to all the provisions of this Lease, excluding payment of rent. In no event shall Tenant’s occupancy prior to the Commencement Date advance the date on which the Lease Term expires.

2.2. WAIVER. LANDLORD AND TENANT EXPRESSLY WAIVE AND DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED PURPOSES. FURTHER, TENANT AGREES THAT TENANT’S OBLIGATION TO PAY BASE RENT AND OTHER SUMS HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY BASE RENT AND SUCH OTHER SUMS, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF SUCH OBLIGATIONS, WHETHER EXPRESS OR IMPLIED.

2.3. Commencement of Landlord’s Work. If Landlord has not commenced Landlord’s Work (i.e., pouring of foundation footings for the Building) by September 1, 2008 (the “Construction Start Date”), Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to commencement of construction.

2.4. Completion of Landlord’s Work. If Landlord has not achieved Completion (as defined in Exhibit D hereto) of the structural frame of the Building and Garage (i.e., installation of the metal roof deck on the office portion of the Building and pouring of the top concrete slab of the Garage) by August 1, 2009, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to Landlord’s Completion of such stage of Landlord’s Work. If the Delivery Date has not occurred by October 1, 2009, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to the Delivery Date. If Landlord has not achieved Completion of all of Landlord’s Work by January 1, 2010, the period of Tenant’s abatement of Tenant Payment Obligations under Paragraphs 4.1 and 6.1 of the Lease shall increase from 10 months to 11 months, with one extra month of abatement added at each two-month anniversary thereafter (i.e., March 1, 2010, May 1, 2010, etc.) until Landlord has achieved Completion

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of all of Landlord’s Work. If Landlord has not achieved Completion of all of Landlord’s Work by July 1, 2010, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to Completion. In addition, if Completion of all of Landlord’s Work has not occurred by the date that the Commencement Date would otherwise occur, then the Commencement Date shall be extended until Completion of Landlord’s Work occurs. Landlord may not assert delays due to Force Majeure events with respect to the above deadlines in excess of an aggregate of thirty (30) days.

2.5. Measurement of Premises. At any time after the Delivery Date but prior to the Commencement Date, either party shall have the right to cause a licensed architect to certify to the parties hereto as to the exact measurement of the Premises pursuant to current “BOMA” standards. If such measurement reflects that the Premises as constructed contains less than either 48,000 rentable square feet or 45,000 usable square feet, Tenant shall have the right to terminate this Lease upon written notice to Landlord within 30 days after Tenant receives such determination, in which case neither party thereafter shall have any further obligations hereunder to the other. In any event, if the rentable square footage for the Premises as measured differs from the rentable square footage figure for the Premises as set forth in the “Basic Lease Terms and Definitions” above, the rentable square footage figures for the Premises and Building hereunder shall be deemed amended using the rentable square footage as measured, with a corresponding change to Tenant’s Proportionate Share, if applicable. As used herein, “rentable square feet” within the Premises shall mean the gross total area (without reduction resulting from installation of the Rooftop Deck (as defined in Exhibit D hereto), except to the extent such reduction exceeds 2,000 square feet) less major vertical penetrations plus Tenant’s Proportionate Share of Common Area within the Building (including the corridor between the exit stairs on the second level of the Building, elevator lobby area on the ground floor of the Building and the fire riser room), all as measured using current BOMA standards; and “usable square feet” within the Premises shall mean such rentable square footage less bathrooms, elevator lobby areas and electrical and telephone closets within the Premises, all as measured using current BOMA standards.

3. USE.

3.1. Permitted Use. The Premises shall be used only for general office purposes. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste thereon.

3.2. Compliance With Laws. Tenant, at its sole expense, shall comply with all laws (including, without limitation, Environmental Requirements, as defined herein, and laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to Tenant’s use or occupation of the Premises or Tenant’s use of the Property, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the Premises. Tenant’s legal compliance obligations with respect to areas outside the Premises shall not include a responsibility to pay for any physical modifications to the Property, except to the extent included as part of Operating Expenses hereunder. Tenant’s legal compliance obligations shall also not include responsibility for any work to be completed as part of Landlord’s Work and Landlord at its expense shall cause the Premises to be in compliance with all such legal requirements as of the Delivery Date. Subject to the foregoing provisions of this Paragraph 3.2, Landlord shall be responsible for all legal compliance obligations with respect to the Common Areas.

3.3. Prohibited Use. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other tenants of the Building. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Property or the Building is caused by Tenant’s use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of

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such increase to Landlord. Outside storage is prohibited without Landlord’s prior written consent. No use shall be made of the Premises that would constitute the Premises as a place of public accommodation under the Americans with Disabilities Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time.

3.4. Landlord’s Rights. Landlord and its agents, representatives, and contractors shall have the right, with reasonable prior notice to Tenant except in the case of an emergency, to enter the Premises at any time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease, and for any other reasonable business purpose. Landlord and Landlord’s representatives may, with reasonable prior notice to Tenant, enter the Premises during business hours for the purpose of showing the Premises to prospective lenders or purchasers or, during the last 6 months of the Lease Term (unless Tenant has elected to terminate the Lease under Paragraph 1.3 hereof, then during the last 12 months of the Lease Term), prospective tenants. During any such entry, Landlord shall use good faith efforts to minimize any disruption to Tenant’s business within the Premises pursuant to this Paragraph 3.4. In the event of Tenant’s absence during such entry, Landlord shall notify Tenant in writing of Landlord’s entry onto the Premises.

4. TENANT PAYMENT OBLIGATIONS.

4.1. Payment of Base Rent. Tenant shall pay Base Rent in the amount set forth on the first page of this Lease, in monthly installments. Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. Notwithstanding anything to the contrary contained herein, Tenant’s obligation to pay Base Rent shall be abated for the first 10 months of the Lease Term.

4.2. Late Charge; No Offset. If Tenant fails to pay within 5 Business Days after the due date any monthly installment of Base Rent, estimated Operating Expenses or any other sums due hereunder, Tenant shall pay to Landlord on demand a late charge equal to 3% of such delinquent sum. The provision for such late charge shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting Landlord’s remedies in any manner. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set off any amounts due hereunder except where expressly provided in this Lease. Tenant waives and releases all statutory liens and offset rights as to amounts due by Tenant hereunder.

4.3. Default Interest. Any amount not paid by Tenant within 5 Business Days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or 12% per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

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5. SECURITY DEPOSIT.

5.1. Letter of Credit. Tenant shall deposit with Landlord security (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amounts provided herein, which security shall initially be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”) (i) in form and substance satisfactory to Landlord in its reasonable discretion, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it in an amount necessary to cure any uncured Event of Default at any time from time to time by delivering to the issuer a sworn notice that Landlord is entitled to draw thereunder pursuant to this Paragraph 5, (iv) drawable on an FDIC-insured financial institution satisfactory to Landlord in its reasonable discretion, and (v) redeemable in Travis County, Texas. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 15 days before the expiration date of the current Letter of Credit, then Tenant shall be deemed to be in default hereunder beyond applicable cure periods, and Landlord shall have the right to draw upon the current Letter of Credit and hold the funds drawn as the Security Deposit hereunder in order to cure such default. The Letter of Credit shall initially be in the amount of $1,000,000 and Tenant shall deliver same to Landlord within 10 days following the Effective Date, and Tenant shall increase the Letter of Credit amount to $2,000,000 by delivery of a new or amended Letter of Credit in such amount to Landlord within 10 days following the Delivery Date. Provided there is no then-uncured Event of Default, Tenant may reduce the amount of the Letter of Credit by $200,000 on each one-year anniversary of the date on which Tenant’s unabated obligation to pay Tenant Payment Obligations commences hereunder, provided that the amount of the Letter of Credit (until released under Paragraph 5.2 hereof, if applicable) shall never be less than $1,000,000.

5.2. Release and Replacement of Letter of Credit. If at any time during the Lease Term Tenant provides Landlord with evidence reasonably satisfactory to Landlord that Tenant possesses tangible net worth of at least $100,000,000 or has had at least $28,000,000 in trailing EBITDA over any 12-consecutive calendar month period during the Lease Term, Landlord shall, upon request by Tenant in writing, execute and deliver a consent to termination of the Letter of Credit, whereupon Tenant shall deposit cash with Landlord as the Security Deposit hereunder in the amount of one full month of then-current Tenant Payment Obligations, in lieu of the Letter of Credit. As used herein, “EBITDA” shall mean earnings before interest, taxes, depreciation and amortization (based on financial statements prepared in accordance with generally accepted accounting principles, consistently applied from period to period).

5.3. Treatment of Security Deposit. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of an Event of Default, Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the Security Deposit to its original amount. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. The Security Deposit may be commingled with other funds of Landlord. Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant’s obligations (and otherwise remaining after deducting all damages, charges and other amounts permitted by law) within 45 days after the Term ends, provided Tenant has performed all of its obligations hereunder. Landlord and Tenant agree that such deductions shall include, without limitation, all damages and losses that Landlord has suffered or that Landlord reasonable estimates that it will suffer as a result of any breach of this Lease by Tenant. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord’s obligations under this Paragraph 5 provided the transferee acknowledges to Tenant in writing that it has received the Security Deposit and assumes liability therefor.

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6. OPERATING EXPENSES.

6.1. Operating Expense Payments. During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of the annual cost, as reasonably estimated by Landlord from time to time, of Tenant’s Proportionate Share of Operating Expenses for the Building and Property (“Operating Expense Payments”). As used herein, “Tenant’s Proportionate Share” shall be as set forth under “Basic Lease Terms and Definitions” above, subject to adjustment based on revised rentable square footage figures for the Premises and/or Building under Paragraph 2.5 above. Payments thereof for any fractional calendar month shall be prorated. Landlord’s current estimate of Operating Expenses for the Building and Property as of the Commencement Date is an amount equal to $9.50 per rentable square foot of area. In calculating the amount of Tenant’s Operating Expense Payments, Controllable Expenses (as hereinafter defined) for the second (2nd) full calendar year during the Lease Term and thereafter shall not increase by more than 5% over Controllable Expenses for the previous calendar year on a cumulative, compounded basis. However, any increases in Controllable Expenses not recovered by Landlord due to the foregoing limitation shall be carried forward into all succeeding calendar years during the Lease Term (subject to the foregoing limitation) until fully recouped by Landlord. For example, if Controllable Expenses increase by 6% from year 2 to year 3 and increase by 2% from year 3 to year 4, then, for purposes of calculating Tenant’s Operating Expense Payments, the increase from year 2 to year 3 shall be capped at 5%, but the increase from year 3 to year 4 may be adjusted to 3% (2% plus the 1% unrecovered in the previous year’s calculation). In no event shall the increase in Controllable Expenses for any year during the Lease Term be greater than 5% over the previous year. The term “Controllable Expenses” means all Operating Expenses excluding expenses relating to the cost of utilities, security expenses, insurance, real estate taxes and assessments, and other uncontrollable expenses arising from increases to minimum wage laws or other similar legal requirements. Notwithstanding anything to the contrary contained herein, Tenant’s obligation to pay Operating Expense Payments shall be abated for the first 10 months of the Lease Term.

6.2. Operating Expenses Defined. For the purposes of this Lease, the term “Operating Expenses” shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, repair and maintenance of the Building and Property (including the associated Common Areas), including but not limited to the following:

(a) wages and salaries of all employees (including taxes, insurance and benefits relating thereto), and management fees of all agents, consultants and other individuals or entities, engaged in the operation, repair, replacement, maintenance, and security of the Building and Property, to the extent of such engagement;

(b) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Building and Property and delivery of services thereto;

(c) for 2012 and subsequent calendar years, the annual cost of all capital improvements made to the Building and Property which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building and/or Property (including, without limitation, replacement of all or a portion of the Building roof as needed), as well as all capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes), using an amortization rate of 7%;

(d) cost of all utilities, other than the cost of utilities actually reimbursed to Landlord or paid directly to the providers by the Building’s tenants, including any increase thereof;

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(e) cost of any insurance or insurance related expense (including reasonable deductibles paid) applicable to the Building and/or Property and Landlord’s personal property used in connection therewith;

(f) all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building and Property (or its operation) and the Common Areas (excluding, however, federal and state taxes on income), together with items deemed to be “Taxes” under Paragraph 8 hereof (collectively, “Taxes”);

(g) cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building or Property (including, without limitation, alarm service, window cleaning, janitorial service, exterior painting, mowing, trash collection, snow, ice, debris and waste removal, and landscape maintenance) and all expenses and costs (including legal fees and expenses) incurred for the general benefit of the Building (e.g., property tax reviews, contests and/or appeals).

There are specifically excluded from the definition of the term “Operating Expenses” costs for (1) capital improvements made to the Property, other than capital improvements described in subparagraph (c) above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of Common Areas and the like; (2) interest, amortization or other payments on loans to Landlord and all ground rental payments; (3) depreciation of the Building; (4) leasing commissions; (5) legal expenses other than those incurred for the general benefit of the Building’s tenants; (6) allowances, concessions, and other costs of renovating or otherwise improving vacant leaseable space in the Building; (7) the cost of any special work or service performed for any tenant (including Tenant) at such tenant’s cost, including after hours HVAC; (8) compensation paid to officers and executives of Landlord and the wages, salaries or other compensation paid to any employees above the level of property manager; (9) the cost of repairs incurred by reason of fire or other casualty reimbursed by insurance proceeds under policies maintained by Landlord or which would have been reimbursed by insurance proceeds if Landlord had maintained the insurance required to be maintained by it under this Lease; (10) any promotional, marketing, or advertising expenses incurred in connection with the marketing of any rentable space and the cost of installing, operating or maintaining a marketing office; (11) rental payments for base building equipment such as HVAC equipment and elevators; (12) any expenses for repairs or maintenance which are covered by warranties and service contracts, to the extent such maintenance and repairs are made at no cost to Landlord; (13) any fees paid to parties related to, or affiliated with, Landlord, to the extent in excess of the fair market value of the services performed; (14) political contributions; (15) charitable contributions, contributions to civic organizations and entertainment charges (except for entertainment made available to all of the tenants of the Building generally), unless approved in writing by Tenant; (16) any costs incurred by Landlord in connection with the abatement of Hazardous Materials (unless and to the extent such abatement was necessitated by the actions of Tenant or its employees, agents or contractors); (17) any late fees or fines for Landlord’s non-compliance with laws, regulations, ordinances or codes applicable to the Building or the Property or due to late payment of taxes, utility bills or other such costs; (18) all acquisition costs for sculptures, paintings or other works of art; (19) any costs incurred related to maintaining Landlord’s existence as an entity; (20) the cost of any repairs occasioned by eminent domain, whether or not covered by the eminent domain award; and (21) the cost of correcting defects in design or construction in the Building or Garage.

6.3. Adjustment of Operating Expense Payments. If Tenant’s total payments for any year are less than Tenant’s Proportionate Share of actual Operating Expenses for such year, Tenant shall pay the difference to Landlord within 30 days after demand. If the total payments of Tenant for any year are more than Tenant’s Proportionate Share of actual Operating Expenses for such year, Landlord shall retain such excess and credit it against Tenant’s next payments due hereunder or, if the Term has expired or otherwise been terminated, Landlord shall refund such amount to Tenant within 30 days after Landlord has completed its

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reconciliation of Operating Expenses for the calendar year in which the Lease expired or was terminated. For purposes of calculating Tenant’s Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration or earlier termination of this Lease. Settlement of Tenant’s obligation for Operating Expenses for the last year of the Lease Term shall be made pursuant to Paragraph 18 hereof. Notwithstanding anything herein to the contrary, for any Operating Expense reimbursable by Tenant that relates to a repair, replacement or service that benefits only the Premises or portion thereof (e.g., office janitorial service), Tenant’s Proportionate Share thereof shall be 100%. If the Building is less than 95% occupied during any calendar year or partial calendar year or if Landlord is not supplying services to at least 95% of the total rentable square footage of the Building at any time during a calendar year or partial calendar year, Operating Expenses that vary with occupancy shall be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the rentable square footage of the Building during that calendar year.

6.4. Tenant’s Audit Rights. Provided Tenant is not then in default hereunder, upon 30 days prior written notice to Landlord, Tenant shall have the right to inspect Landlord’s records relating to the Operating Expenses. Any such inspection must be conducted at Landlord’s corporate offices and shall not be conducted more than once during any calendar year. Tenant’s inspection of a particular calendar year shall be conducted, if at all, within 24 months after Tenant’s receipt of Landlord’s statement of actual Operating Expenses for the calendar year in question; and Tenant shall have the right to inspect the records for a particular calendar year only one time. In the event that Tenant so elects to inspect Landlord’s records, such inspection must be conducted by Tenant, an employee of Tenant or an independent, nationally or regionally recognized accounting firm, provided such inspector is not being compensated by Tenant on a contingent fee basis. Tenant shall keep confidential any information obtained as a result of such inspection. Any such inspection shall be at Tenant’s sole cost and expense, provided that if such inspection reveals that Tenant was overcharged for Operating Expenses for any calendar year by 3% or more, Landlord shall reimburse Tenant for the reasonable cost of such inspection.

7. UTILITIES AND SERVICES.

7.1. Services to be Furnished by Landlord. Subject to the provisions of this Lease, Landlord agrees to furnish (or cause a third party provider to furnish) the following services to Tenant during the Term:

(a) Water service for use in the lavatories and kitchens within the Premises.

(b) Heat and air conditioning service within the Premises.

(c) Janitorial service prior to or after each Business Day during the week, subject to any additional holidays observed by the janitorial service provider, in accordance with Tenant’s reasonable janitorial specifications. As used in this Lease, “Business Days” shall mean Monday through Friday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving and Christmas Day (“Holidays”).

(d) Elevator service to the Premises 24 hours per day, 7 days per week, subject to Landlord’s rules and regulations for use of the elevator(s) in the Building.

(e) Electricity to the Premises subject to the terms and conditions in Paragraph 7.2.

7.2. Metering; Excess Electrical Usage. Landlord shall, at Landlord’s expense, install one or more separate meters for the Premises to measure Tenant’s electrical and water usage. Tenant shall pay directly to the provider all charges incurred for the Premises on or before the due date therefor (or, if paid by Landlord, Tenant shall reimburse Landlord for Tenant’s electrical and/or water consumption within 15 days of

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receipt of invoice from Landlord). Landlord shall have the right to cause at Tenant’s expense any other utility services to be separately metered or charged directly to Tenant by the provider, and Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as reasonably determined by Landlord. If Tenant desires utility service beyond the capacity of the Building as constructed by Landlord, Landlord may require that Tenant install utility service upgrades, additional meters, air handlers or cooling units in order to accommodate such usage, and such installation work shall be subject to Paragraph 12.1 hereof. The costs of any such additional consumption (to the extent permitted by law), installation and maintenance shall be paid by Tenant.

7.3. Service Interruptions. Landlord shall not be liable for any interruption or failure of utilities or any other service to the Premises, and no such interruption or failure shall result in the abatement of amounts due hereunder or otherwise permit Tenant to terminate this Lease. Notwithstanding the foregoing, in the event of a service interruption or failure that is within the reasonable control of Landlord to correct and that continues for more than 5 consecutive Business Days after written notice thereof to Landlord, or for more than 20 cumulative Business Days in a 40-day period, Tenant shall thereafter receive an equitable abatement of Tenant’s Payment Obligations based upon the pro rata portion of the Premises which is rendered unusable for Tenant’s permitted use hereunder. Further, in the event of a service interruption or failure that is within the reasonable control of Landlord to correct and that continues for more than 30 days after written notice thereof from Tenant (or for more than 7 days after such notice, if an emergency), Tenant may perform such corrective work upon further written notice thereof to Landlord. In such event, Landlord shall reimburse Tenant for the reasonable cost of such work within 30 days after receipt of an invoice therefor. If Landlord does not make such payment to Tenant within such 30-day period, Tenant may offset the amount owed against monthly installments of Base Rent next coming due until fully offset, provided that the amount offset for any month shall not exceed the greater of 10% of the then-current monthly Base Rent amount or the monthly amount that would have to be paid in order to fully amortize the total amount owed over 36 months, or the remaining term of the Lease, whichever is shorter.

8. TAXES. Landlord agrees to pay or cause to be paid all Taxes that accrue against the Building and Property during the Lease Term, which shall be included as part of the Operating Expenses charged to Tenant hereunder, provided Landlord shall have the right to contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. The term “Taxes” shall not include any federal or state taxes on Landlord’s income from the Property, except that all capital levies or other taxes assessed or imposed on Landlord upon the rents or charges payable to Landlord under this Lease and any franchise, excise, transaction, sales or privilege tax, assessment, levy or charge measured by or based in whole upon such rents or charges from the Premises and/or the Building or any portion thereof (including, without limitation, any tax, assessment, levy or charge measured by or based upon imputed or allocated income to Landlord for Tenant’s use of its parking spaces hereunder) shall be deemed to be included within the term “Taxes” hereunder and shall be paid by Tenant to Landlord monthly in estimated installments or upon &mild, at the option of Landlord, as an additional Operating Expense. If any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Without limiting the generality of the foregoing, the term “Taxes” shall include any tax payable by Landlord pursuant to V.T.C.A., Tax Code, Section 171.001, et seq. (the “Texas Margin Tax”), as such statute may be amended or recodified from time to time (but only to the extent such amendment or recodification does not alter the fundamental premise of the Texas Margin Tax as a tax in lieu of ad valorem taxes or is otherwise non-substantive), allocable to the Property, provided that in no event shall Tenant’s Proportionate Share of the Texas Margin Tax exceed $10,000 per year. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant.

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9. INSURANCE.

9.1. Landlord’s Insurance. Landlord shall maintain such fire and extended coverage insurance covering the Building as Landlord deems appropriate in its reasonable discretion, including a reasonable deductible amount. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary in its reasonable discretion, including, but not limited to, commercial liability insurance and rent loss insurance. All such insurance shall be included as part of the Operating Expenses charged to Tenant hereunder. The Building maybe included in a blanket policy (in which case the cost of such insurance allocable to the Building will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord deems necessary in its reasonable discretion as a result of Tenant’s use of the Premises.

9.2. Tenant’s Insurance. Tenant, at its own expense, shall maintain a policy or policies of: fire and extended coverage insurance covering the replacement cost of all property and improvements, installed or placed in the Premises by Tenant; if required by law, worker’s compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; commercial liability insurance, with liability limits of not less than $2,000,000 combined single limit per occurrence (together with umbrella coverage with liability limits of not less than $5,000,000) for property damage, personal injuries, or deaths of persons occurring in or about the Premises; and, if appropriate for Tenant’s operations, pollution liability insurance with such limits as Landlord may reasonably require; provided, however, that Landlord may in its reasonable discretion from time to time require an increase in any such limits. The commercial liability policies shall name Landlord and Landlord’s designated property management company each as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days prior written notice shall have been given to Landlord, and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant prior to any entry by Tenant or its agents, employees or contractors upon the Premises (and in any event by no later than the Delivery Date), and thereafter upon each renewal of said insurance.

9.3. Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to the other or those claiming by, through, or under such party for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property (a “Loss”) caused by casualty, theft, fire, third parties, or any other matter beyond the control of Landlord or Tenant, as applicable, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, except if such Loss is caused by Landlord’s or Tenant’s (as applicable) gross negligence or willful misconduct. The fire and extended coverage insurance obtained by Landlord and Tenant covering their respective property shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against, as applicable, Landlord or Tenant, their officers, directors, employees, managers, agents, invitees, and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees or contractors shall be liable to the other for loss or damage caused by any risk covered by fire and extended coverage property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver.

10. LANDLORD’S REPAIRS. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (a) structural elements of the Building, including slab and foundation; (b) standard mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building generally; (c) Common Areas; (d) the roof of the Building; (e) exterior windows of the Building; and (f) elevators serving the Building. Landlord shall promptly make repairs (taking into

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account the nature and urgency of the repair) for which Landlord is responsible. If any of the foregoing maintenance or repair is necessitated due to the acts or omissions of Tenant or any of Tenant’s employees, agents, or invitees, Tenant shall pay the costs of such repairs or maintenance to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 15% of the cost of the repairs; provided however, such costs shall be reduced by any insurance proceeds actually received by Landlord relating to such repair.

11. TENANT’S REPAIRS. Tenant shall keep the Premises in good condition and repair, ordinary wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (a) floor covering and/or raised flooring; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, phone and data cabling and related equipment that is installed by or for the benefit of Tenant whether located in the Premises or in other portions of the Building; (f) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, dishwashers, ice machines and similar facilities serving Tenant exclusively; (g) phone rooms and security system used exclusively by Tenant; (h) Alterations (defined below) performed by contractors retained by Tenant, including related HVAC balancing; and (i) all of Tenant’s furnishings, trade fixtures, equipment and inventory. Prior to performing any such repair obligation, Tenant shall give notice (which notice may be given via electronic mail) to Landlord or Landlord’s property manager describing the necessary repair. Upon receipt of such notice, Landlord may elect either to perform any of the repair obligations specified in such notice (in which event Tenant shall pay to Landlord reasonable cost of the repairs within 30 days after receipt of an invoice therefor, together with an administrative charge in an amount equal to 5% of the cost of the repairs), or require that Tenant perform such obligations by using contractors approved by Landlord in its reasonable discretion; provided, however, if it is an emergency repair situation, Tenant may perform such repair obligation without providing Landlord with an opportunity to make such repairs (but with notice to Landlord). If Tenant fails to make the necessary repairs to the Premises within 15 days after written notice from Landlord (although notice shall not be required if there is an emergency), Landlord may, in addition to any other remedy available to Landlord, make the repairs, and Tenant shall pay to Landlord the reasonable cost of the repairs within 30 days after receipt of an invoice therefor, together with an administrative charge in an amount equal to 15% of the cost of the repairs. Subject to the provisions of Paragraphs 9.3 and 13, Tenant shall repair and pay for any damage to the Premises, Building or Common Areas caused by Tenant and Tenant’s employees, agents, or invitees, or caused by Tenant’s default hereunder.

12. TENANT ALTERATIONS AND TRADE FIXTURES.

12.1. Alterations. Any alterations, additions, cabling or improvements made by or on behalf of Tenant to the Premises after completion of Tenant’s Improvements under Exhibit D hereto (“Alterations”) shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Landlord’s consent shall not be required for Alterations that cost less than $30,000 and will not affect the systems, exterior or structure of the Building. All Alterations shall comply with insurance requirements and with applicable law, ordinances, and regulations, including, without limitation and to the extent applicable, laws and regulations regarding removal or alteration of structural or architectural barriers to handicapped or disabled persons (and Tenant shall construct at its expense any alteration required by such laws or regulations, as they may be amended). Tenant shall notify Landlord prior to commencement of any Alterations as to the scope and timing of such work, and shall provide Landlord with a copy in advance of any permit required by any government authority for such work. All Alterations shall be constructed in a good and workmanlike manner and only good grades of materials shall be used. All plans and specifications for any Alterations shall be submitted to Landlord for its approval, and Landlord may thereafter monitor construction; and Tenant shall reimburse Landlord for its reasonable actual out-of-pocket costs in reviewing plans and documents and in monitoring construction, not to exceed the greater of 4% of the cost of such Alterations or $1000. Landlord may post on and about the Premises notices and give notices that Landlord shall not be liable on account of any damage or claim in connection with such construction, and Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or

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supplying materials, prior to beginning such construction. Landlord’s right to review plans and specifications and monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules, or regulations. At Landlord’s request, Tenant shall obtain payment and performance bonds for any Alterations other than minor Alterations not requiring Landlord’s consent above, which bonds shall be delivered to Landlord prior to commencement of work on the Alterations and shall be in form and substance satisfactory to Landlord. Upon completion of any Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Alterations and final lien waivers from all such contractors and subcontractors.

12.2. Trade Fixtures. Tenant, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures (collectively, “Trade Fixtures”) as it desires consistent with the Permitted Use provided that such items do not alter the basic character of the Premises or the Building, do not overload or damage the same, and may be removed without injury to the Premises, and provided that the construction, erection, and installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord’s requirements. Subject to Paragraph 18 below, upon the expiration of the Lease Term, Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal (other than minor damage, such as drill holes in the sheetrock), by the last day of the Lease Term.

12.3. Exterior Work. Tenant shall not make any changes to the exterior of the Premises or Building, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media or any type which can be viewed from the exterior of the Premises or Building, without Landlord’s prior written consent. Upon vacation of the Premises, Tenant shall remove all signs and repair, paint, and/or replace the surface to which its signs are attached. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord’s approval. Landlord shall include Tenant’s name on the Building directory (if installed by Landlord), at Landlord’s expense.

13. FIRE AND CASUALTY DAMAGE.

13.1. Termination Rights. If at any time during the Lease Term the Building is materially damaged by fire or other casualty, either Landlord or Tenant may elect upon notice to the other delivered as soon as practicable but not later than 30 days after the date of such loss to terminate this Lease. If at any time during the Lease Term the Premises are materially damaged by fire or other casualty, Tenant may elect upon written notice to Landlord 30 days after the date of such loss to terminate this Lease. If at any time during the last 18 months of the Lease Term (unless Tenant has previously exercised its option for a Five-Year Renewal Term under Exhibit F hereto or properly exercises such option within 15 days after the date of such loss), the Premises are materially damaged by fire or other casualty, Landlord may elect upon written notice to Tenant 30 days after the date of such loss to terminate this Lease. Further, if Landlord determines that it is not reasonably feasible for Landlord to complete the repair and reconstruction under Paragraph 13.2 within 270 days from the date of the casualty, then Landlord may terminate this Lease by written notice delivered to Tenant within 30 days after the date of the casualty. In the event Landlord does not complete such repair and reconstruction work within 360 days from the date of the casualty, then Tenant may terminate this Lease by written notice delivered to Landlord at any time thereafter but prior to Landlord’s completion of such work. As used herein, “material damage” as to the Premises shall mean damage that renders at least 35% of the Premises area unusable by Tenant and will take in excess of 180 days to repair, and “material damage” as to the Building shall mean damage that renders at least 35% of the Premises area unusable by Tenant, renders at least 50% of the retail portions of the Building unusable by its occupants, and will take in excess of 180 days to repair.

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13.2. Landlord’s Repair. If termination under Paragraph 13.1 does not or cannot occur, Landlord shall repair and reconstruct the damaged improvements to substantially the same condition in which they existed immediately before the damage (except that Landlord shall not be required to repair and reconstruct any fixtures, additions, or other improvements that Tenant is required to insure under Paragraph 9 unless Tenant pays for same), and this Lease shall remain in full force and effect. Tenant at Tenant’s expense shall promptly perform all repairs or restoration not required to be done by Landlord and shall promptly reenter the Premises and commence doing business in accordance with this Lease.

13.3. Base Rent and Operating Expense Abatement. If the Premises or a portion thereof is not usable as a result of damage by fire or other casualty to the Premises or Building, and Landlord elects to repair and/or reconstruct the damaged improvements, Base Rent and Operating Expense Payments shall be abated for the period of repair and reconstruction in the proportion which the area of the Premises which is not usable by Tenant bears to the total area of the Premises. Except as provided in this Paragraph 13 to the contrary, such abatement shall be the sole remedy of Tenant, and to the extent permitted by applicable law, and except as provided herein, Tenant waives any other right to terminate the Lease by reason of damage or casualty loss. Notwithstanding anything herein to the contrary, Tenant shall not have the termination rights provided under this Article 13 if such fire or other casualty was caused by the intentional act or gross negligence of Tenant or Tenant’s employees or agents.

14. CONDEMNATION. If the whole or any substantial part of the Premises or the Property should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would prevent or materially interfere with the permitted use of the Premises or in Landlord’s judgment, would materially interfere with or impair its ownership or operation of the Building, then upon written notice by Landlord, this Lease shall terminate and Base Rent shall be apportioned as of the date of such Taking. If part of the Premises shall be Taken and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recovered by Tenant for moving expenses, the value of Tenant’s personal property, and damage to Tenant’s Trade Fixtures and alterations that Tenant is entitled to remove under this Lease, and Landlord shall provide reasonable cooperation to Tenant in making such claim upon request by Tenant.

15. ASSIGNMENT AND SUBLETTING.

15.1. General. Without Landlord’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession, license or occupancy right within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law and shall bind any permitted assignee or sublessee. If Tenant requests Landlord’s consent to any assignment, subletting or other transfer, then Tenant shall provide Landlord with a written description of all terms thereof, copies of the proposed documentation and the following information about the proposed assignee, sublessee or other transferee: name and address; reasonably satisfactory information about its proposed business and business history; its proposed use of the Premises; banking, financial and other credit information; and other information sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character. Landlord shall respond to any such request within 10 Business Days of receipt of such information. If Landlord consents to a proposed assignment, subletting or other transfer, then the proposed transferee shall deliver to Landlord a written

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agreement whereby it assumes the Tenant’s obligations hereunder with respect to the interest transferred. Landlord’s consent to any assignment, subletting or other transfer shall not waive Landlord’s rights as to any subsequent assignment, subletting or transfer. Tenant shall reimburse Landlord for all of Landlord’s reasonable out-of-pocket expenses in connection with any assignment, sublease or other transfer.

15.2. Affiliate Transfers. Notwithstanding Paragraph 15.1 above, but provided Tenant is not then in default under this Lease, Tenant may, without the prior written consent of Landlord, assign or sublet the Premises or any part thereof to any entity controlling Tenant, controlled by Tenant or under common control with Tenant, or any entity succeeding Tenant by merger, consolidation or acquisition of ownership interests (a “Tenant Affiliate”). For the purposes of this definition, the term “control” when used with respect to any person or entity means the power to direct the management or policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by law, regulation, contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Tenant shall provide Landlord with contact information for such Tenant Affiliate and a copy of the transfer instrument promptly after the effective date thereof.

15.3. Termination. Upon Landlord’s receipt of Tenant’s written notice of a desire to assign this lease or sublet the entirety of the Premises for the entire remaining Lease Term (other than to a Tenant Affiliate), Landlord shall have the right, to be exercised by giving written notice to Tenant within 30 days after receipt of Tenant’s notice, to terminate this Lease as of the date specified in Tenant’s notice for the commencement of the proposed assignment or sublease; provided that if Landlord notifies Tenant that it so intends to terminate this Lease, Tenant may withdraw such request within 5 Business Days, in which event Landlord shall have no right to terminate and this Lease shall continue as if such request for assignment or sublease had not been made by Tenant. No Termination Payment or fee will be due from Tenant as a result of Landlord’s election to terminate the Lease pursuant to this section.

15.4. Additional Compensation. In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease during the period of such sublease or assignment, commencing on the date of Tenant’s vacancy of the Premises, then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder 50% of such excess consideration (after deducting therefrom leasing commissions, marketing costs, unamortized costs of tenant improvements, attorneys’ fees and other reasonable costs paid to unaffiliated third parties in connection with such transfer, with proof of same provided to Landlord) within 30 days following receipt thereof by Tenant. All rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, and upon election by Landlord during pendency of a Tenant default, such rentals shall be paid directly to Landlord, in each case subject to the deduction of Tenant’s expenses and Tenant’s share of excess consideration set forth above.

15.5. No Release. Notwithstanding any assignment, subletting or other transfer, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant’s other obligations under this Lease (regardless of whether Landlord’s approval is required for any such assignments or sublettings). If this Lease be assigned or if the Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant’s leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next rent payable hereunder. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

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15.6. Landlord Transfer. Landlord may transfer, in whole or in part, the Property and/or Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder upon assumption by such transferee of such obligations as the new owner of the Property and Building.

15.7. Standards for Approval. It shall be reasonable for Landlord to withhold its consent to any Transfer if (i) Tenant is in default under this Lease, (ii) the nature of business and character of the proposed transferee are not both reasonably satisfactory to Landlord, (iii) in the reasonable judgment of Landlord the purpose for which the transferee intends to use the Premises (or a portion thereof) is not in keeping with Landlord’s standards for the Building or would impose a burden on the parking facilities, elevators, common areas or utilities that is greater than the burden imposed by Tenant, (iv) the proposed transferee is a government entity or quasi governmental entity or agency, and/or (v) the Transfer would cause Landlord to be in violation of any of its obligations under another lease or agreement to which Landlord is a party. The foregoing shall not exclude any other reasonable basis for Landlord to withhold its consent. Tenant shall not be permitted to terminate this Lease if it is adjudicated that Landlord’s consent has been unreasonably withheld and such unreasonable withholding of consent constitutes a breach of this Lease or other duty to Tenant, the proposed transferee or any other person on the part of Landlord. If the proposed subleased premises includes less than all of any entire floor of the Premises, Tenant shall be responsible for any Alterations necessary to ensure that the resulting configuration of such floor will comply with all applicable laws and regulations, subject to Paragraph 12 above.

16. INDEMNIFICATION AND WAIVER. EXCEPT TO THE EXTENT CAUSED BY LANDLORD’S GROSS NEGLIGENCE OR WILLFUL ACTS AND OMISSIONS, TENANT AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD, AND LANDLORD’S PARTNERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) FOR INJURIES TO ANY PERSON AND DAMAGE TO OR THEFT OR MISAPPROPRIATION OR LOSS OF PROPERTY OCCURRING IN OR ABOUT THE PROPERTY AND ARISING FROM THE USE AND OCCUPANCY OF THE PREMISES OR FROM ANY ACTIVITY, WORK, OR THING DONE, PERMITTED OR SUFFERED BY TENANT IN OR ABOUT THE PREMISES (INCLUDING, WITHOUT LIMITATION, ANY ALTERATION BY TENANT) OR FROM ANY BREACH OR DEFAULT ON THE PART OF TENANT IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF TENANT TO BE PERFORMED UNDER THIS LEASE OR DUE TO ANY OTHER ACT OR OMISSION OF TENANT, ITS SUBTENANTS, ASSIGNEES, INVITEES, EMPLOYEES, CONTRACTORS AND AGENTS. SUBJECT TO PARAGRAPH 9.3 ABOVE, THE FURNISHING OF INSURANCE REQUIRED HEREUNDER SHALL NOT BE DEEMED TO LIMIT TENANT’S OBLIGATIONS UNDER THE PROVISIONS OF THIS PARAGRAPH 16. LANDLORD AND ITS PARTNERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES SHALL NOT BE LIABLE FOR, AND TENANT HEREBY WAIVES ALL CLAIMS AGAINST SUCH PARTIES FOR, INJURY TO PERSONS OR DAMAGE TO PROPERTY SUSTAINED BY TENANT OR ANY PERSON CLAIMING THROUGH TENANT RESULTING FROM ANY ACCIDENT OR OCCURRENCE IN OR UPON THE PREMISES OR IN OR ABOUT THE PROPERTY FROM ANY CAUSE WHATSOEVER EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR THE WILLFUL ACTS OR OMISSIONS OF LANDLORD, INCLUDING WITHOUT LIMITATION, INJURY OR DAMAGE TO THE EXTENT CAUSED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, BY THE NEGLIGENCE OF LANDLORD OR ITS PARTNERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES.

EXCEPT TO THE EXTENT CAUSED BY TENANT’S GROSS NEGLIGENCE OR WILLFUL ACTS AND OMISSIONS, LANDLORD AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS TENANT, AND TENANT’S PARTNERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) FOR INJURIES TO ANY

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PERSON AND DAMAGE TO OR THEFT OR MISAPPROPRIATION OR LOSS OF PROPERTY OCCURRING IN OR ABOUT THE COMMON AREAS OR FROM ANY BREACH OR DEFAULT ON THE PART OF LANDLORD IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF LANDLORD TO BE PERFORMED UNDER THIS LEASE.

17. QUIET ENJOYMENT. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord, but not otherwise.

18. SURRENDER. Upon expiration of the Lease Term or earlier termination of Tenant’s right of possession, Landlord may, by notice to Tenant, require Tenant at Tenant’s expense to remove any or all Trade Fixtures, Signs (as hereinafter defined) and/or Alterations and to repair any damage caused by such removal. Any property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property. All Tenant improvements except those that Landlord permits Tenant to remove shall remain in the Premises as the property of Landlord. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, all payment obligations with respect to Operating Expenses and all obligations concerning the condition and repair of the Premises. Notwithstanding anything herewith to the contrary, if Tenant submits an inquiry in writing to Landlord prior to making a particular Alteration as to whether Landlord will require that such improvements be removed at the end of the Lease Term, and Landlord does not respond to Tenant in writing within 5 Business Days thereof stating affirmatively that Landlord will in fact require removal of such improvements, then Tenant shall not be so required.

19. HOLDING OVER. If, for any reason, Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to 150% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of this Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over, provided Landlord notifies Tenant in advance of the damages that Landlord is likely to incur. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 19 shall not be construed as consent for Tenant to retain possession of the Premises.

20. EVENTS OF DEFAULT. Each of the following events shall be an event of default (“Event of Default”) by Tenant under this Lease:

(i) Tenant shall fail to pay any installment of Base Rent, Operating Expense Payment or any other payment required herein when due, and, with respect to the first such failure in any 12 consecutive month period, such failure shall continue for a period of 5 days from the date Landlord provides written notice to Tenant of such failure.

(ii) Tenant or any guarantor or surety of Tenant’s obligations hereunder shall (A) become insolvent; (B) admit in writing its inability to pay its debts; (C) make a general assignment for the benefit of creditors; (D) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to

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bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (E) take any action to authorize or in contemplation of any of the actions set forth above in this subparagraph (ii).

(iii) Any case, proceeding or other action against Tenant or any guarantor or surety of Tenant’s obligations hereunder shall be commenced seeking (A) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (B) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; or (C) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action results in the entry of an order for relief against it which it is not dismissed within 60 days of its filing or entry.

(iv) Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed (except, in each case, as permitted in this Lease), and such condition continues for a period of 5 Business Days from the date Landlord provides written notice to Tenant thereof, provided that such insurance coverage is actually no longer in effect or has actually changed at the time of Landlord’s notice.

(v) Tenant shall not occupy at least a portion of the Premises or shall vacate all of the Premises, whether or not Tenant is in monetary or other default under this Lease.

(vi) Tenant shall attempt or there shall occur any assignment, subleasing or other transfer of Tenant’s interest in or with respect to this Lease except as otherwise permitted in this Lease, and such default shall continue for more than 10 days after Landlord shall have given Tenant written notice of such default.

(vii) Tenant shall fail to discharge or otherwise provide adequate legal means for removal of any lien placed upon the Premises in violation of this Lease within 30 days after written notice to Tenant that any such lien or encumbrance has been filed against the Premises.

(viii) Tenant or any guarantor or surety of Tenant’s obligations hereunder dies or suffers a legal disability (if Tenant, guarantor, or surety is an individual) or shall be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(ix) Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 20, and except as otherwise expressly provided therein, such default shall continue for more than 10 days after Landlord shall have given Tenant written notice of such default, provided that if Tenant cannot correct such failure using reasonable diligence within such 10-day period, Tenant shall have such longer period of time as is reasonably necessary to correct such failure, not to exceed 60 days from the date of such notice.

21. LANDLORD’S REMEDIES.

21.1. General. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: (i) terminate this Lease or Tenant’s right of possession, but Tenant shall remain liable as hereinafter provided; and/or (ii) pursue any remedies provided for under this Lease or at law or in equity, except that Landlord hereby waives its lockout rights under Section 93.002 of the Texas Property Code, as same may be amended. Upon the termination of this Lease or termination of Tenant’s right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If

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Landlord re-enters the Premises, Landlord shall have the right to remove and store (or keep in place and use if abandoned by Tenant) all of the furniture, fixtures and equipment at the Premises.

21.2. Lease Termination. If Landlord terminates this Lease, Landlord may recover from Tenant the sum of all Base Rent and all other amounts accrued hereunder to the date of such termination; all Base Rent and Operating Expense Payments abated hereunder prior to the date of such termination (the “Abated Amounts”); the cost of reletting the whole or any part of the Premises, including without limitation brokerage fees and/or leasing commissions incurred by Landlord, and costs of removing and storing Tenant’s or any other occupant’s property, repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in pursuing its remedies, including reasonable attorneys’ fees and court costs; and the excess of the then present value of the Base Rent and other amounts payable by Tenant under this Lease as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of this Lease measured from the date of such termination to the expiration date stated in this Lease, over the present value of any net amounts which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for such period, taking into consideration the availability of acceptable tenants and other market conditions then affecting leasing. Such present values shall be calculated at a discount rate equal to the 90-day U.S. Treasury bill rate at the date of such termination. Nothwithstanding the foregoing, for any Lease termination resulting from an Event of Default that occurs after Month 48 of the Lease Term, Landlord shall not be entitled to recover any portion of the Abated Amounts.

21.3. Possession Termination. If Landlord terminates Tenant’s right of possession (but not this Lease), Landlord shall attempt to relet the Premises for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord without thereby releasing Tenant from any liability hereunder and without demand or notice of any kind to Tenant. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations, or additions in or to the Premises as Landlord deems reasonably necessary or desirable. If the Premises are not relet, then Tenant shall pay to Landlord as damages a sum equal to the sum of the rental reserved in this Lease for such period or periods, plus the cost of recovering possession of the Premises (including reasonable attorneys’ fees and costs of suit), the unpaid Base Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by Landlord to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting (after first deducting therefrom, for retention by Landlord, the unpaid Base Rent and other amounts accrued hereunder at the time of reletting, all Base Rent and Operating Expense Payments abated hereunder prior to the date of such termination, the cost of recovering possession (including without limitations brokerage fees and leasing commissions] and the cost of collection of the rent accruing therefrom) to satisfy the rent and charges provided for in this Lease to be paid, then Tenant shall immediately satisfy and pay any such deficiency. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Base Rent due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

21.4. Reletting. Tenant agrees that Landlord has no obligation to: (i) relet the Premises prior to leasing any other space within the Building; (ii) relet the Premises (A) at a rental rate or otherwise on terms below market, as then determined by Landlord in its sole discretion; (B) to any entity not satisfying Landlord’s then standard financial credit risk criteria; (C) for a use (1) not consistent with Tenant’s use prior to the Event of Default; (2) which would violate then applicable law or any restrictive covenant or other lease affecting the Building; (3) which would impose a greater burden upon the Building’s parking, HVAC or other facilities; and/or (4) which would involve any use of Hazardous Materials; (iii) divide the Premises, install new demising walls or otherwise reconfigure the Premises to make same more marketable; and/or (iv) relet the Premises, if to do so, Landlord would be required to alter other portions of the Building other than the Premises, make ADA-type modifications or otherwise install or replace any sprinkler, security, safety, HVAC

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or other Building operating systems, all such work being beyond normal finish-out performed for replacement tenants.

21.5. No Waiver. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Tenant and Landlord further agree that forbearance or waiver by Landlord to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judgment. The terms “enter,” “re-enter,” “entry” or “re-entry,” as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord may determine (including without limitation a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Building before reletting the Premises), subject to Paragraph 21.4 above. Landlord shall not be liable, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting.

22. LANDLORD’S DEFAULT AND LIABILITY.

22.1. Landlord’s Default. Landlord shall not be in default hereunder and Tenant shall not have any remedy or cause of action unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Except as otherwise expressly provided herein, if Landlord is in default hereunder, Tenant’s exclusive remedy therefor shall be an action for damages, and Tenant’s damages shall be limited to Tenant’s actual direct (excluding consequential and punitive damages) damages therefor. Tenant may offset any court-ordered damage award against Base Rent and other Lease obligations next becoming due hereunder until fully offset, provided that the amount offset for any month shall not exceed the greater of 10% of the then-current monthly Base Rent amount or the monthly amount that would have to be paid in order to fully amortize the total amount owed over 36 months or the remaining term of the Lease, whichever is shorter. All obligations of Landlord hereunder shall be construed as covenants not conditions; and all such obligations will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter.

22.2. Landlord’s Liability. The term “Landlord” in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer of such owner of its interests in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing upon assumption by such new owner of such obligations, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner’s ownership. Any liability of Landlord under this Lease and/or with respect to the Building, the Common Areas, the Premises or otherwise shall be limited solely to its interest in the Building, and in no event shall any personal liability be asserted against Landlord and/or its partners, officers, directors, agents or employees in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord or such other parties.

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22.3. Tenant’s Self-Help Remedy. Notwithstanding Paragraph 22.1 to the contrary, if Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (or within 7 days after such notice, if an emergency) and such failure is having or will likely have a material adverse effect on Tenant’s business at the Premises, Tenant may perform such obligation upon further written notice thereof to Landlord. In such event, Landlord shall reimburse Tenant for the reasonable cost of such work within 30 days after receipt of an invoice therefor. If Landlord does not make such payment to Tenant within such 30-day period, Tenant may offset the amount owed against monthly installments of Base Rent next coming due until fully offset, provided that the amount offset for any month shall not exceed the greater of 10% of the then-current monthly Base Rent amount or the monthly amount that would have to be paid in order to fully amortize the total amount owed over 36 months or the remaining term of the Lease, whichever is shorter.

23. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

24. SUBORDINATION. This Lease and Tenant’s interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any mortgage, now existing or hereafter created on or against the Property, Building or Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant, provided that Landlord agrees to obtain (and Tenant agrees to promptly execute and deliver) an agreement in substantially the form attached hereto as Exhibit G (or other commercially reasonable form) from the holder of such mortgage for the benefit of Tenant, whereby such holder agrees not to disturb Tenant’s possession of the Premises in the event of foreclosure of such mortgage. If Landlord does not, within 60 days after the date hereof, obtain such agreement from the holder of any mortgage that exists on the Property both as of the date hereof and at the end of such 60-day period, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to Landlord’s delivery of such nondisturbance agreement to Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder. Tenant hereby appoints Landlord attorney in fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of the Tenant and to cause any such instrument to be recorded if Tenant has not executed and returned same within 15 days of such request. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without notice or Tenant’s consent, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, any reference to the “holder” of a mortgage shall be deemed to include the beneficiary under a deed of trust.

25. MECHANIC’S LIENS. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the

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leasehold estate or against the interest of Landlord in the Premises or under this Lease, Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within 30 days of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such 30 day period.

26. LANDLORD’S LIEN/SECURITY INTEREST. Landlord hereby waives any and all statutory and contractual liens with respect to Tenant’s property within the Premises. Within 30 days after request by Tenant from time to time, Landlord agrees to enter into commercially reasonable waiver and access agreements with any lender for Tenant with respect to such property. In particular, and not by way of limitation, Landlord agrees to execute the form of Waiver and Consent by Real Property Landlord in the form attached hereto as Exhibit “H”, provided Tenant joins in the execution of same.

27. ESTOPPEL CERTIFICATES. Tenant agrees, from time to time, within 10 days after request of Landlord to execute and deliver to Landlord, or Landlord’s designee, any estoppel certificate requested by Landlord, stating (if true) that this Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default hereunder (or specifying in detail the nature of Landlord’s default), the termination date of this Lease and such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant’s obligation to furnish each estoppel certificate in a timely fashion is a material inducement for Landlord’s execution of this Lease. No cure or grace period provided in this Lease shall apply to Tenant’s obligations to timely deliver an estoppel certificate. Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute on its behalf and in its name any such estoppel certificate if Tenant fails to execute and deliver the estoppel certificate within 10 days after the Landlord’s written request thereof. Landlord agrees to provide Tenant with a similar estoppel certificate from Landlord if required by a third party in connection with the sale of Tenant’s business or an initial public offering or other financing obtained by Tenant.

28. ENVIRONMENTAL REQUIREMENTS.

28.1. General. Except for such incidental cleaning agents and solutions or maintenance materials used in the ordinary course (but such use shall be in compliance with all Environmental Requirements), Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or store or use any Hazardous Material in or about the Premises without Landlord’s prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in compliance with all Environmental Requirements, and will obtain, comply with, and properly maintain all permits and licenses required by Environmental Requirements for its operations. The term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, or other similar enactments of any governmental authority of agency, and any applicable judicial, administrative or regulatory decrees, judgments, orders, or policies regulating or relating to any Hazardous Materials or pertaining to health, safety, industrial hygiene, or the environmental conditions on, under, or about the Premises or the environment, including, without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”); the Resource Conservation and Recovery Act; the Toxic Substances Control Act; the Clean Air Act; the Federal Water Pollution Control Act; the Federal Hazardous Materials Transportation Act; and all state and local counterparts, supplements or additions thereto, and any regulations or policies promulgated or issued thereunder. The term “Hazardous Materials” means and includes petroleum (as defined in CERCLA), asbestos and any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements.

28.2. Indemnity. Tenant shall indemnify, defend, and hold Landlord and its partners, officers, directors, agents and employees harmless from and against any and all manner of losses (including, without limitation, diminution in value of the Premises or the Building and loss of rental income from the

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Building), claims, demands, actions, suits, damages (including, without limitation, punitive damages), fines, penalties, administrative and judicial proceedings, judgments, settlements, expenses (including, without limitation, consultant fees, reasonable attorneys’ fees, or expert fees) which arise during or after the Lease Term which are brought or recoverable against, or suffered or incurred by Landlord or such parties as a result of any breach of the obligations under this Paragraph 28 or noncompliance with any Environmental Requirement by Tenant, it agents, employees, contractors, subtenants, or invitees, regardless of whether Tenant had knowledge of such noncompliance. Tenant shall bear the burden of proof by a preponderance of the evidence that the foregoing indemnification is inapplicable to any claim for indemnification by Landlord. The indemnification and hold harmless obligations of Tenant shall survive any termination of this Lease, any renewal, expansion or amendment of this Lease and/or the execution and delivery of any new lease with Tenant covering all or any portion of the Building.

28.3. Assessments. Landlord shall have access to, and a right to perform inspections and tests of, the Premises as it may require to determine Tenant’s compliance with Environmental Requirements and Tenant’s obligations under this Paragraph 28. Access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests reveal the presence of Hazardous Material or reveal, based on Landlord’s reasonable determination, that Tenant has not complied with all Environmental Requirements, in which case Tenant shall immediately, upon demand, reimburse Landlord for the cost of such inspection and tests. At the expiration or earlier termination of the Lease, Landlord shall have the right, at its option and at Tenant’s sole cost and expense, at its option, to undertake an environmental assessment of the Premises to determine Tenant’s compliance with all Environmental Requirements. Landlord and Tenant agree that Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

28.4. Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Material, or a condition involving or resulting from same, has come to be located in, on or under or about the Premises or the Building, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord (without demand by Landlord) a copy of any statement, report, notice, registration, application, permit, license, given by Tenant to or received by Tenant from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of or exposure to, any Hazardous Material or contamination in, on or about the Premises or the Building.

29. RULES AND REGULATIONS. Tenant shall, at all times during the Lease Term and any extension thereof, comply with the rules and regulations attached hereto as Exhibit C and covering use of the Premises, the Common Areas and/or the Property, and any additions or modifications thereto at any time or from time to time established by Landlord in its reasonable discretion for the health, safety and welfare of the occupants of the Building or the protection, care and maintenance of the Property. In the event of any conflict between said rules and regulations and the terms and provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Building or Property. Landlord shall enforce the rules and regulations in a consistent and non-discriminatory manner among all tenants of the Building, subject to variances and waivers reasonably necessary to accommodate variations in the permitted uses of such tenants.

30. SECURITY SERVICE. Tenant acknowledges and agrees that Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other injury (including death) or damage suffered or incurred by Tenant or its employees or agents in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises or Property. Tenant acknowledges that any security or safety measures employed by Landlord are for the protection of Landlord’s

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own interests; that Landlord is not a guarantor of the security or safety of Tenant, its employees, agents or invitees or their property; and that such security and safety matters are the responsibility of Tenant and the local law enforcement authorities. As part of its operation of the Common Areas, Landlord shall provide security services for the Property appropriate in Landlord’s reasonable discretion. Any additional security services requested by Tenant shall be subject to Landlord’s reasonable approval and shall be at Tenant’s expense. Subject to Landlord’s rights and Tenant’s obligations under this Lease, Tenant shall have the right to direct and control security for the Premises, subject to Landlord’s approval of the measures to be taken, such approval not to be unreasonably withheld. Any such security measures taken by Tenant shall not relieve Tenant of its obligation to comply with rules and regulations of the Property applicable to security or to share in the cost of any security services instituted by Landlord as provided herein. Landlord hereby approves Tenant’s installation and use of after-hours card-key access to the Premises, at Tenant’s expense, provided that Tenant furnishes Landlord with a set of such card keys.

31. SIGNAGE. No sign, placard, picture, name, advertisement or notice (a “Sign”) visible from the exterior of the Premises shall be inscribed, painted, affixed, installed or displayed by Tenant without the prior written consent of Landlord, not to be unreasonably withheld. Absent any such consent, Landlord shall have the right to remove any Sign without notice to and at the expense of Tenant. Any such consent shall be deemed to relate to only the particular Sign so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the prior written consent of Landlord with respect to any other Sign. All approved Signs or lettering on doors and walls shall be inscribed, painted, affixed, installed, printed or otherwise displayed, at the expense of Tenant, in accordance with applicable law (including all City of Austin sign ordinances). Subject to such legal compliance, Landlord and Tenant acknowledge and agree that Tenant shall be permitted to install a Landlord-approved Sign on the upper portion of two exterior sides of the Premises portion of the Building and on the west-facing side of the Garage, each of which shall be located in a prominent position. Tenant acknowledges that Landlord intends to install signage within the Common Areas identifying the Building as the “Fifth & Baylor” building or other name chosen by Landlord.

32. FORCE MAJEURE. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental actions, civil commotion, fire or other casualty, and any causes beyond the reasonable control of Landlord (“Force Majeure”). Tenant shall not be held responsible for Force Majeure delays in the performance of its obligations hereunder arising after the Delivery Date, excluding any payment obligations hereunder.

33. ENTIRE AGREEMENT. This Lease (including the Exhibits hereto) constitutes the entire understanding and agreement of Landlord and Tenant with respect to the subject matter hereof, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior letters of intent, agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

34. SEVERABILITY. If any clause or provisions of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

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35. BROKERS. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker(s), if any, set forth on the first page of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord shall pay a commission to the broker(s), if any, set forth on the first page of this Lease pursuant to separate agreement(s).

36. MISCELLANEOUS.

(a) Only Base Rent shall be considered “rent” for purposes of this Lease. All other payments and charges due from Tenant to Landlord hereunder, including, without limitation, all Operating Expense Payments, shall be considered expense reimbursement payments and/or pass-through charges.

(b) Tenant waives all rights pursuant to all laws to contest any taxes or other levies or protest appraised values or receive notice of reappraisal regarding the Property (including Landlord’s personalty), irrespective of whether Landlord contests same.

(c) Tenant is knowledgeable and experienced in commercial transactions and does hereby acknowledge and agree that the provisions of this Lease for determining charges and amounts payable by Tenant are commercially reasonable and valid and constitute satisfactory methods for determining such charges and amounts as required by Section 93.012 (assessment of charges) of the Texas Property Code. TENANT FURTHER VOLUNTARILY AND KNOWINGLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHTS AND BENEFITS OF TENANT UNDER SUCH SECTION, AS IT NOW EXISTS OR AS IT MAY BE HEREAFTER AMENDED OR SUCCEEDED.

(d) If and when included within the term “Tenant”, as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

(e) All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses below. Either party may by notice given as aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.

(f) Except as otherwise expressly provided in this Lease, Landlord’s granting or withholding of any consent or approval shall be at its complete discretion.

(g) At Landlord’s request from time to time, Tenant shall furnish Landlord with true and complete copies of its most recent annual and quarterly financial statements (i.e., balance sheet, income statement and cash flow statement) prepared by Tenant or Tenant’s accountants and, if an Event of Default is pending, any other financial information or summaries that Tenant provides to its lenders.

(h) Neither this Lease nor a memorandum of lease shall be filed or recorded by or on behalf of Tenant with any County recorder’s office. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(i) The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

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(j) The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties and, if applicable, any guarantor of Tenant’s obligations hereunder.

(k) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provisions hereof, or in any way affect the interpretation of this Lease.

(l) Construction and interpretation of this Lease shall be governed by the laws of the State of Texas.

(m) Time is of the essence as to the performance of Tenant’s and Landlord’s obligations under this Lease.

[signature page to follow]

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LANDLORD:

FIFTH & BAYLOR, LTD., a Texas limited partnership

By:	SDC Fifth & Baylor, LLC, a Texas limited liability company, its General Partner

	By:	/s/ Bradley F. Schlosser
Bradley F. Schlosser, Manager

Address:

c/o Schlosser Development Corp.
601 North Lamar Boulevard, Suite 301
Austin, Texas 78703
Attn: Bradley F. Schlosser

TENANT:

HOMEAWAY, INC., a Delaware corporation

By:	/s/ Lynn Atchison
Name:	Lynn Atchison
Title:	CFO

Address Prior to Commencement Date:

3801 Capital of Texas Hwy. #150
Austin, Texas 78704
Attn: Lynn Atchison

Address On and After Commencement Date:

1011 West 5th Street
Austin, Texas 78703

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FIELD NOTE DESCRIPTION
OF A
1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND
SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS

BEING A 1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS; SAID 1.381 ACRE TRACT BEING ALL OF THAT CERTAIN TRACT OF LAND DESCRIBED IN A SPECIAL WARRANTY DEED TO SDC FIFTH & BAYLOR, LLC, A TEXAS LIMITED LIABILITY COMPANY, FILED MARCH 5, 2007, AND RECORDED IN DOCUMENT NO. 2007039283, OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS (O.P.R.T.C.T.) AND BEING ALL OF THAT CERTAIN CALLED 0.67 ACRE TRACT OF LAND (EXHIBIT "B") DESCRIBED IN A WARRANTY DEED TO SHOAL CREEK WALK, LTD., FILED AUGUST 17, 2005, AND RECORDED IN DOCUMENT NO. 2005151718, O.P.R.T.C.T.; WITH ALL BEARINGS REFERENCED TO THE EASTERLY RIGHT-OF-WAY (R.O.W.) LINE OF LAMAR BOULEVARD BETWEEN WEST 5TH STREET AND 6TH STREET AS SHOWN ON JULY 1998 ACCUSURVE SURVEY HAVING A CALLED BEARING OF NORTH 24 DEGREES 57 MINUTES 00 SECONDS EAST WHICH WAS BASED ON THE MONUMENTED CENTERLINE OF SAID LAMAR BOULEVARD (60D NAIL IN EXPANSION JOINT OF CONCRETE SIDEWALK FOUND TO 1/2-INCH IRON ROD WITH ACCUSURVE CAP FOUND); SAID 1.381 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A COTTON SPINDLE WITH WASHER STAMPED "WALLACE GROUP" FOUND MARKING THE WESTERNMOST CORNER OF SAID SDC FIFTH & BAYLOR, LLC TRACT (HEREAFTER REFERRED TO AS "SCD TRACT") AND THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF LOT 1, HORNADAY SUBDIVISION, BLOCK 3, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 3, PAGE 18, PLAT RECORDS OF TRAVIS COUNTY, TEXAS (P.R.T.C.T.), SAID POINT ALSO BEING ON THE EASTERLY R.O.W. LINE OF BAYLOR ST. – FORMERLY CROCKETT STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE COMMON EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE WESTERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 148.70 FEET TO A 1/2-INCH IRON ROD WITH ORANGE PLASTIC CAP STAMPED "WALLACE GROUP" (HEREAFTER REFERRED TO AS "WALLACE CAP") FOUND FOR THE NORTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID "SDC TRACT", SAID POINT ALSO MARKING THE INTERSECTION OF THE EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET – FORMERLY BURNET STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, SOUTH 65 DEGREES 16 MINUTES 15 SECONDS EAST, WITH THE COMMON SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE NORTHERLY LINE OF SAID "SDC TRACT", AT A DISTANCE OF 208.70 FEET PASSING A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND MARKING THE COMMON EASTERNMOST CORNER OF SAID "SDC TRACT" AND THE NORTHERNMOST CORNER OF LOT 5, BLOCK 3, RAYMOND PLATEAU SUBDIVISION, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 1, PAGE 30, P.R.T.C.T., SAME BEING THE NORTHERNMOST CORNER OF SAID 0.67 ACRE TRACT, CONTINUING WITH THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET, SAME BEING THE NORTHERLY LINE OF SAID 0.67 ACRE TRACT, IN ALL A TOTAL DISTANCE OF 390.96 FEET TO A CUT "X" IN CONCRETE SIDEWALK FOUND FOR THE EASTERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE INTERSECTION OF THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD – FORMERLY FANNIN STREET (A VARIABLE WIDTH R.O.W. AT THIS LOCATION);

EXHIBIT "A"

THENCE, WITH THE COMMON WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD AND THE EASTERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING TWO (2) CALLS:

1) SOUTH 22 DEGREES 07 MINUTES 58 SECONDS WEST, A DISTANCE OF 153.85 FEET TO A 1/2-INCH IRON PIPE IN CONCRETE FOUND FOR AN ANGLE POINT AND CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 23 DEGREES 11 MINUTES 36 SECONDS WEST, A DISTANCE OF 2.88 FEET TO A CUT "V" IN CONCRETE EDGE FOUND FOR THE SOUTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE SOUTHERNMOST CORNER OF THE REMAINING PORTION OF LOT 8 OF SAID BLOCK 3;

THENCE, DEPARTING THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD, AND WITH THE SOUTHERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING THREE (3) CALLS:

1) NORTH 65 DEGREES 18 MINUTES 38 SECONDS WEST, WITH THE NORTHERLY LINE OF AN EXISTING ONE STORY BRICK BUILDING, A DISTANCE OF 148.84 FEET TO THE NORTHERNMOST CORNER OF SAID BRICK BUILDING FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 24 DEGREES 56 MINUTES 35 SECONDS WEST, WITH THE WESTERLY LINE OF SAID BRICK BUILDING, A DISTANCE OF 0.05 FEET TO A CALCULATED POINT FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
3) NORTH 65 DEGREES 14 MINUTES 01 SECONDS WEST, A DISTANCE OF 40.72 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF SAID 0.67 ACRE TRACT;

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE WESTERLY LINE OF SAID 0.67 ACRE TRACT, A DISTANCE OF 8.00 FEET TO A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHERNMOST CORNER OF SAID "SDC TRACT";

THENCE, NORTH 65 DEGREES 18 MINUTES 15 SECONDS WEST, WITH THE SOUTHERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 208.70 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, DELINEATING AND ENCOMPASSING WITHIN THE METES RECITED 1.381 ACRES (60,160 SQUARE FEET) OF LAND, MORE OR LESS, BASED ON THE SURVEY AND DRAWING MADE BY THE WALLACE GROUP, INC., ROUND ROCK, TEXAS IN MARCH OF 2008.

EXHIBIT B

PREMISES FLOOR PLANS

[attached]

B-1

01 FLOOR PLAN

FIFTH & BAYLOR

SOUTHWEST CORNER OF FIFTH & LAMAR
AUSTIN, TEXAS

A201.2

FLOOR PLAN

FIFTH & BAYLOR

SOUTHWEST CORNER OF FIFTH & LAMAR

AUSTIN, TEXAS

A001.3

FLOOR PLAN
A201.4

FIFTH & BAYLOR

SOUTHWEST CORNER OF FIFTH & LAMAR
AUSTIN, TEXAS

EXHIBIT C

RULES AND REGULATIONS

1. Sidewalks, halls, passageways, exits, entrances, elevators, escalators, stairways, and other common areas shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building, including its tenants and occupants. Nothing shall be swept or thrown into the corridors, halls, elevators or stairways.

2. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be installed or used in connection with any window or door of the Premises without the prior written consent of Landlord, except for normal and customary interior decorations to the Premises not visible from the exterior of the Building. In any event, any such items shall be installed so as to face the interior surface of the standard window treatment established by Landlord and shall in no way be visible from the exterior of the Building. No window treatments, posters or other large items shall be placed or kept on the windowsills or any terraces so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from the outside the Premises. No sashes, sash doors, skylights, windows or doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall be covered or obstructed by Tenant without the prior written consent of Landlord.

3. Tenant shall not employ or permit any person(s) other than the janitorial contractor of the Landlord to clean the Premises without the prior written consent of Landlord. In the event of any permitted person being employed by Tenant to do janitorial work, while in the Building and outside of the Premises such person(s) shall be subject to the control and direction of the Building’s management office (not as an agent or servant of Landlord); however, Tenant shall in all cases be responsible for the acts of such person(s).

4. Tenant and its employees, upon daily departure, shall cause (a) the exterior doors of the Premises to be securely locked, and (b) to the extent practical shut off all faucets, valves and other control apparatuses to water and other resources, so as to prevent waste or damage. With the exception of permitting ingress and egress to the Building, Tenant shall keep doors to the Premises and between the Premises and Common Area closed at all times.

5. Tenant shall not waste electricity, water, heating, air-conditioning or any other resources and shall cooperate fully with Landlord to assure the most effective utilization of such Building resources. Tenant shall not attempt to adjust any Building resource controls other than any thermostats specifically installed for Tenant’s use. No heating, air-conditioning unit or other similar apparatus shall be installed or used by Tenant without the prior written consent of Landlord.

6. Tenant shall not alter any lock or access device, nor shall Tenant install any new or additional lock, access device or bolt on any door of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. In the event of any permitted installation, Tenant shall in each case furnish Landlord with a key for any such lock or device.

7. Landlord shall furnish Tenant a sufficient number of keys to the Premises. Tenant shall pay a reasonable charge for any additional keys furnished by Landlord. Any card-keys issued by Landlord shall upon such issuance require payment of a refundable deposit in an amount reasonably determined from time to time by Landlord. Tenant shall not make or have made copies of any keys or card-keys furnished by Landlord. Tenant shall, upon the expiration or sooner termination of its tenancy, deliver to Landlord all of such keys and card-keys, together with any of the keys relating to the Premises including, but not limited to, all keys to any vaults or safes which remain on the Premises. In the event of the loss of any keys furnished by Landlord to Tenant, Tenant shall pay Landlord (a) the cost thereof (less any deposit paid by Tenant) or (b) the cost of changing the subject lock(s) or access device(s) if Landlord deems it necessary to make such change.

8. The toilet rooms, toilets, urinals, washbowls, plumbing fixtures and any other Building apparatus shall not be used for any purpose other than that for which they were constructed; and no foreign substance of any kind shall be thrown therein. Any loss, cost or expense relating to any breakage, stoppage or damage resulting from any violation of this rule shall be borne by Tenant.

9. Tenant shall not permit any cooking on the Premises (except that private, non commercial use by Tenant and its employees of Underwriters’ Laboratory-approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages, and for the heating of foods, shall be permitted; provided that such equipment is used in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations). The Premises shall not be used for lodging or sleeping purposes. If the Premises becomes infested with vermin or pests due to Tenant’s actions or activities, Tenant, at its sole cost and expense, shall have such pests exterminated by Landlord approved exterminators.

10. All tenants will refer any contractors, contractor’s representatives and installation technicians rendering any services to them to Landlord for Landlord’s supervision and approval prior to commencement of any work.

11. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior of the Building. Tenant shall not interfere with any radio or television broadcast or reception from within the Building.

12. The elevators shall be available for use by Tenant, subject to reasonable scheduling by Landlord. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property shall be received in the Building or carried up or down the elevators, except between such hours and in such elevators designated by Landlord in its reasonable discretion. Any deliveries, removals or relocations of large, bulky or voluminous items, such as furniture, office machinery and equipment, etc., can only be made after obtaining approval from the Landlord, which approval shall not be unreasonably withheld or delayed. The tenants assume all risks and shall indemnify and hold Landlord harmless against claims of damage to articles moved and injury to persons engaged in such movement, including without limitation damages and injury to equipment, property and personnel of Landlord resulting from acts in connection with such delivery, removal or relocation. All damages done to the Building by the installation or removal of any tenant’s property or caused by any tenant’s property within the Building, shall be repaired at the expense of such tenant.

13. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot the floor was designed to carry, or any load allowed by law. Landlord shall have the right to prescribe the weight, size and position of safes, any library or other shelving, furniture or other heavy equipment brought into the Building, and Tenant shall bear the reasonable fees of any structural engineer hired by Landlord in connection therewith. Safes or other heavy objects shall, if considered necessary to Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord shall not be responsible for loss of or damage to any such safes or other heavy objects for any cause; all damages done to the Building by moving or maintaining of any such items shall be repaired at the expense of Tenant. Notwithstanding anything in these Rules and Regulations to the contrary, Landlord acknowledges Tenant’s right to place servers and related HVAC equipment within the Premises, provided that the size and placement of such equipment has no structural impact on the Building.

14. Except as provided in the preceding paragraph, no machinery other than the kind considered usual and standard for general office use shall be operated by any tenant in its leased area without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Business machines or mechanical equipment of Tenant, which causes noise or vibration that may be transmitted to the structure of the Building or any space therein to such a degree objectionable to Landlord or any other tenants or occupants of the Building, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration. Tenant shall bear the reasonable fees of any acoustical or structural engineer hired by Landlord in connection therewith.

15. Tenant shall not mark, drive nails or screws, or drill into the partitions, ceilings or floors of the Premises or in any way deface the Premises except for normal and customary interior decorations.

16. [Intentionally Deleted]

17. No animals (other than those assisting the handicapped), including reptiles, birds, fish (or aquariums), or other non-human, non-plant living things or organic Christmas decor of any kind shall be allowed in the Building.

18. There shall not be used in the Building any hand trucks, except those equipped with rubber tires and side guards, or any other material handling equipment, except as approved in advance in writing by Landlord, which approval will not be unreasonably withheld, conditioned or delayed. No scooters, roller skates, roller blades, bicycles or other vehicles of any kind shall be brought into and operated within the Building. Bicycles and vehicles may only be parked in areas designated for such purpose.

19. Tenant shall store all of its trash and garbage within the interior of the Premises. No materials shall be placed in the Building’s trash boxes or receptacles if such material is of such a nature that it may not be disposed of in the ordinary and customary manner, or if such an act would violate any law or ordinance governing such removal and disposal.

20. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building or Common Areas are prohibited; Tenant shall cooperate to prevent such activity. Tenant shall not engage in office-to-office solicitation of business from other tenants or occupants of the Property.

21. Landlord reserves the right to exclude or to expel from the Building any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs, or who is in violation of any of these Rules and Regulations.

22. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. No firearms or weapons of any kind are allowed within the Premises or the Building.

23. No tenant shall invite to its premises, or permit the visit of, persons in such numbers or under such conditions to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators, and other facilities of the Building by other tenants.

24. Landlord will not be responsible for lost or stolen personal property, money or jewelry from any tenant’s Premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not, except as may be otherwise set forth in the Lease. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage by taking necessary steps including, but not limited to, keeping doors locked and other means of entry to the Premises closed.

25. Any additional or special requirements of Tenant shall be attended to only upon application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of the regular duties unless under special instructions from Landlord. No such employees shall admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

26. Landlord may waive any of these Rules and Regulations for the benefit of any particular tenant or occupant of the Building in any particular instance as necessary to accommodate variations in the permitted uses of tenants of the Building; however, no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations with respect to any other tenant or occupant thereof. Any revised rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

27. Tenant shall provide Landlord with a list of all personnel authorized to enter the Building after hours (6:00 p.m. to 7:00 a.m., Monday through Friday and 24 hours a day on weekends and holidays).

EXHIBIT D

WORK LETTER

1.	Landlord shall be responsible for completing construction of the shell of the Premises in accordance with Exhibit D-1 attached hereto and made a part hereof (“Shell Work”), together with completion of all Common Areas (collectively, “Landlord’s Work”), at Landlord’s sole cost and expense. Landlord’s Work shall be completed in substantial accordance with the plans and specifications heretofore delivered to Tenant, an index of which is attached hereto as Exhibit D-2. The Shell Work shall not be deemed complete until Landlord has obtained a certificate of occupancy (final or temporary) for the shell of the Premises from the City of Austin, evidencing that the shell has been constructed in compliance with all laws, ordinances and regulations. Any changes by Landlord to the plans and specifications for Landlord’s Work that will materially affect the interior or exterior of the office space portion of the Building shall require the written consent of Tenant, which consent shall not be unreasonably withheld as to the Building exterior. Landlord’s Work shall also include construction of an enclosed, restricted-access bicycle storage area on the ground level of the Garage for Tenant’s exclusive use as shown on Exhibit D-3 attached hereto, to be constructed at Landlord’s expense. As used in this Lease, “Completion” shall mean completion of Landlord’s Work (or applicable portion thereof) in accordance with this paragraph, as certified to by Landlord’s architect or engineer for the Property.

2.	Upon Landlord’s tender of the Premises to Tenant on the Delivery Date, Tenant shall improve the Premises at its expense (subject to the provisions of Paragraph 8 below) by constructing all alterations or improvements thereto (including equipment and data cabling installation) necessary or desirable for the operation of Tenant’s business (“Tenant’s Improvements”).

3.	Prior to commencing construction of Tenant’s Improvements, Tenant shall, at Tenant’s sole cost, prepare and deliver to Landlord, for Landlord’s review and approval (such approval not to be unreasonably withheld), (i) complete plans and specifications for Tenant’s Improvements, including all plans and information which will need to be submitted in connection with obtaining the Approvals (defined below), (ii) a graphic representation of Tenant’s proposed suite and building exterior signage (including color, type and size), (iii) a schedule and timeline for performance of Tenant’s work and (iv) such other related information as Landlord reasonably may request (collectively, “Tenant Improvement Plans”). Within 30 days after Landlord’s receipt of the Tenant Improvement Plans (either as initially submitted or revised versions thereof), Landlord shall notify Tenant in writing as to Landlord’s approval or disapproval thereof, including (in the case of disapproval) specifically identified items of objection. Tenant warrants to Landlord that the Tenant Improvement Plans shall evidence improvements that conform to the requirements of all applicable building, plumbing and electrical codes and the requirements of any governmental authority having jurisdiction over such work. To the extent any item in Tenant’s Improvement Plans necessitate a modification of Landlord’s Work or the plans and specifications therefor, Tenant shall notify Landlord of same within 120 days after commencement of Landlord’s Work. Landlord shall use reasonable good faith efforts to accommodate such requested modification, but shall not be obligated to do so. Landlord hereby approves Tenant’s use of CTA as architect and Gil Kent as structural engineer in connection with preparation of the Tenant Improvement Plans.

4.

Upon Landlord’s approval of the Tenant Improvement Plans, Tenant shall apply for all permits and approvals (“Approvals”) required by governmental agencies or pursuant to any restrictive covenants for the construction of Tenant’s Improvements, including, without limitation, all required building permits. Upon substantial completion of Tenant’s Improvements, Tenant shall obtain a permanent certificate of occupancy for the Premises and provide a copy of same to Landlord. All fees, fiscal requirements and other charges relating to the Approvals shall be the exclusive responsibility of Tenant (subject to the provisions of Paragraph 7 below).

5.	Prior to commencing construction of Tenant’s Improvements, Tenant shall (i) furnish Landlord with evidence satisfactory to Landlord that the Approvals have been obtained, (ii) furnish Landlord with evidence that Tenant has obtained and is maintaining (A) All Risk Builder’s Risk Insurance in amount equal to the replacement value of Tenant’s Improvements and naming Landlord (and Landlord’s property management company, if applicable) as an additional insured, and (B) the Comprehensive General Liability Insurance policy described in Section 9.2 of this Lease, (iii) furnish Landlord with a copy of Tenant’s signed construction contract, (iv) obtain payment and performance bonds for work associated with Tenant’s Improvements, which bonds shall be in form and substance reasonably satisfactory to Landlord, and (v) notify Landlord at least 10 days prior to commencement of the work. Tenant shall consult with Landlord in order to coordinate Tenant’s construction commencement date with Landlord’s construction schedule. In no event shall Tenant commence construction of the Tenant’s Improvements prior to the Delivery Date.

6.	All construction performed by Tenant upon the Premises shall be done in a good and workmanlike manner and in accordance with the approved Tenant Improvement Plans and Landlord’s construction guidelines to be provided by Landlord to Tenant. Such construction shall be completed within 180 days after the Delivery Date. Any changes to the Tenant Improvement Plans or Tenant’s Improvements must be resubmitted to Landlord for Landlord’s approval, not to be unreasonably withheld. All materials used by Tenant shall be new and of good quality for their intended purposes. By its approval of the Tenant Improvement Plans, Landlord does not represent or warrant that the improvements called for in such plans will comply with applicable law or be free from errors or omissions. Tenant will use its best efforts to minimize disruption of other Building tenants’ operations during construction of Tenant’s Improvements, including scheduling excessively noisy work for non-business hours only. Landlord and Tenant shall reasonably cooperate with each other in coordinating construction of Landlord’s Work and Tenant’s Improvements, respectively, so as not to unreasonably interfere with the progress of such other party’s construction activities.

7.	Landlord shall have the right to approve Tenant’s general contractor (and any subcontractors providing labor or materials valued at $5,000 or more or that will be working in or around any Building operating system) and Tenant’s construction contract for such work in Landlord’s reasonable discretion. Tenant shall have no right, authority or power to bind Landlord or any interest of Landlord in the Property for the payment of any claim for labor or materials or for any charge or expense incurred or the erection or construction of Tenant’s Improvements, nor to render the Property or any part thereof liable for any mechanic’s or materialmen’s lien, and shall in no way be considered the agent of Landlord in the construction or erection of Tenant’s Improvements. If Tenant requests that Landlord undertake responsibility for completion of construction of Tenant’s Improvements, Landlord agrees to negotiate in good faith with Tenant in an attempt to reach a mutually acceptable agreement between Tenant and Landlord or Tenant and Landlord’s contractor for such construction, considering factors such as the scope, timing and cost of such construction. Landlord’s decision shall be in its sole discretion. Landlord shall not charge Tenant a management, oversight or similar fee in connection with the performance of Tenant’s construction, unless performed or managed by Landlord pursuant to separate agreement between Landlord and Tenant.

8.

Provided that Tenant is not in default under this Lease, Landlord shall provide Tenant with an allowance equal to $35.00 per rentable square foot within the Premises towards the costs associated with construction and/or installation of Tenant’s Improvements (“Tenant Allowance”). Tenant shall be responsible for payment of all costs and expenses of Tenant’s Improvements in excess of the Tenant Allowance without reimbursement by Landlord. Unless Landlord and Tenant reach agreement for Landlord to construct the Tenant’s Improvements as provided below, Landlord shall not charge any supervision or management fee in connection with Tenant’s performance of the Tenant’s Improvements.

9.	Tenant may submit monthly requests for reimbursement from the Tenant Allowance to cover Tenant’s costs for completed Tenant’s Improvements. Landlord shall advance such funds to Tenant within 15 days of Tenant’s payment request, which request must be accompanied by (i) a detailed schedule of the cost of completed Tenant’s Improvements, certified by an officer of Tenant, together with final lien waivers from all contractors and subcontractors providing labor or materials for completed Tenant’s Improvements, (ii) evidence reasonably satisfactory to Landlord of completion of Tenant’s Improvements in accordance with the approved Tenant Improvement Plans and (iii) such other related information as Landlord or Landlord’s lender reasonably may request. Notwithstanding the foregoing, Landlord shall have the right to maintain the sum of $100,000 out of the Tenant Allowance at all times prior to Tenant’s satisfaction with the final delivery conditions under Paragraph 10 of this Exhibit D.

10.	On or before 30 days after Tenant’s delivery to Landlord of (i) a detailed schedule of the cost of Tenant’s Improvements, certified by an officer of Tenant, together with final lien waivers from all contractors and subcontractors providing labor or materials for Tenant’s Improvements, (ii) evidence reasonably satisfactory to Landlord of completion of Tenant’s Improvements in accordance with the approved Tenant Improvement Plans, (iii) evidence reasonably satisfactory to Landlord of payment by Tenant of any costs of Tenant’s Improvements in excess of the Tenant Allowance, (iv) a permanent certificate of occupancy for the Premises and (v) such other related information as Landlord or Landlord’s lender reasonably may request, Landlord shall reimburse Tenant for the remaining certified cost of Tenant’s Improvements, but not to exceed the amount of the Tenant Allowance.

11.	After completion of Tenant’s Improvements, any portion of the Tenant Allowance available to but not drawn by Tenant by the date that is one (1) year after the Commencement Date shall be applied to the installment(s) of Base Rent next coming due under the Lease, until fully applied.

12.	Landlord and Tenant are presently discussing the possibility of Landlord undertaking responsibility for construction of Tenant’s Improvements. In the event Landlord and Tenant enter into such an agreement (without obligation on either party’s part to do so), Landlord and Tenant agree to amend this Lease to provide for the following terms and conditions: (i) the Commencement Date shall be ten (10) days following Landlord’s written notice to Tenant that the Tenant’s Improvements have been substantially completed; (ii) the Tenant’s Improvements shall not be deemed substantially complete until Landlord has obtained a certificate of occupancy therefor (final or temporary) from the City of Austin, and the only remaining items for completion are punchlist type items that can be completed within thirty (30) days thereafter; (iii) Tenant shall be allowed limited access to the Premises for two (2) months prior to the estimated date for substantial completion for purposes of interior construction preparation and preconstruction requirements associated with the Tenant’s Improvements; and (iv) Tenant’s Improvements shall be constructed pursuant to a schedule (with termination provisions) agreed upon at the time mutually acceptable plans and specifications for Tenant’s Improvements are completed. No such agreement or amendment shall be binding on either party unless each is contained in a separate written instrument, signed by both parties. In no event shall Tenant’s obligations under this Lease be conditioned upon Landlord entering into such an agreement or amendment.

13.

Tenant presently desires that Landlord construct a rooftop deck on the Building substantially in accordance with the conceptual design plan attached hereto as Exhibit I (the “Rooftop Deck”), subject to Tenant’s review of further design work and cost estimates. Commencing upon the Effective Date, Landlord shall work with Tenant in good faith to provide final information as to conceptual/schematic design plans (including information as to utility connections) and estimated pricing for the Rooftop Deck, and shall consult with Tenant on design and pricing issues prior to finalization thereof. Tenant may elect not to proceed with construction of the Rooftop Deck by delivering written notice thereof to Landlord within 45 days after the Effective Date, in which event Landlord shall not be obligated to construct the Rooftop Deck and Tenant shall reimburse Landlord for the actual Rooftop Deck design costs incurred by Landlord, not to exceed $20,000, within 15 days after Tenant’s receipt of written notice of such costs from Landlord (which reimbursement may, at Tenant’s option upon written notice to Landlord, instead take the form of a credit against the Tenant Allowance). If Tenant does not timely deliver such notice, Landlord and Tenant shall thereupon be deemed to have amended this Lease on the following terms and conditions:

(i) Landlord’s architect and Tenant’s architect will work collaboratively on the design of the Rooftop Deck until Tenant’s architect is satisfied and approves the design on behalf of Tenant, whereupon Landlord’s architect will then incorporate the approved design in the plans and specifications for Landlord’s Work;

(ii) Landlord will construct the Rooftop Deck as part of Landlord’s Work, substantially in accordance with the pricing therefor as provided to Tenant following consultation with Tenant prior to finalization thereof;

(iii) Landlord shall provide Tenant with an allowance equal to $10.00 per rentable square foot within the Premises towards the costs associated with construction of the Rooftop Deck (“Deck Allowance”), to be advanced directly to Landlord;

(iv) Tenant shall be responsible for payment to Landlord of all costs and expenses associated with construction of the Rooftop Deck in excess of the Deck Allowance, without reimbursement therefor by Landlord, which payment must be made as a condition to Landlord continuing with construction of the Rooftop Deck after exhaustion of the Deck Allowance;

(v) Tenant’s Base Rent during the Lease Term shall be increased by $1.10 per rentable square foot;

(vi) to the extent any portion of the Deck Allowance is not used for construction and completion of the Rooftop Deck, Tenant shall have the following options, to be elected by written notice thereof to Landlord delivered within 30 days after completion: (a) reduce the Base Rent increase under clause (v) preceding by an amount equal in proportion to the portion of the Deck Allowance not used; (b) add the unused portion to the Tenant Allowance; or (c) use such remaining portion of the Deck Allowance to pay for decorations, furniture or other personalty placed by Tenant on the Rooftop Deck.

(vii) the Rooftop Deck shall be deemed part of the Premises and reserved for Tenant’s sole and exclusive use, subject to the terms of this Lease, except that the square footage contained within the Rooftop Deck shall not be considered as part of the Premises for purposes of any monetary calculation hereunder;

(viii) in no event shall construction of the Rooftop Deck result in a reduction of the rentable square footage contained within the Premises for purposes of any monetary calculation hereunder; and

(ix) Tenant shall be entitled to place decorations, furniture and other personalty on the Rooftop Deck, subject to Landlord’s prior approval (which shall not be unreasonably withheld, conditioned or delayed) and the other terms of this Lease.

At the request of either party, Landlord and Tenant agree to formalize such amendment to the Lease by execution of an amendment instrument on the foregoing terms.

EXHIBIT D-1

MINIMUM SHELL WORK SPECIFICATIONS

Landlord’s Shell Work includes, without limitation, the following items:

•	Concrete slab, broom-swept

•	HVAC equipment ducted to Premises

•	High voltage power panel in electrical closet, providing 480/277 volts and 400 amps of electrical service

•	Fire protection system in standard grid

•	Exterior wall insulation

Landlord’s Shell Work excludes, without limitation, the following items:

•	Ceiling grid/tiles

•	Perimeter drywall

•	Partition walls

•	Interior finishes (ceiling, wall and elevator lobbies within the Premises)

•	HVAC and electrical distribution and fixtures within the Premises

•	Doors

•	All of Tenant’s Improvements

D-1-1

EXHIBIT D-2

INDEX TO PLANS AND SPECIFICATIONS FOR LANDLORD’S WORK

March 20th, 2008		Fifth & Baylor Document List			
	Sheet Number	Sheet Name	11/9/07	1/15/08	3/7/08
	VOLUME 1	COVER SHEET	X		
	ADD 1	COVER SHEET		X	
CIVIL					
	SHEET 1 OF 29	COVER	X		
	SHEET 2 OF 29	GENERAL NOTES	X		
	SHEET 3 OF 29	PLAT: TRACTS 1 AND 2	X		
	SHEET 4 OF 29	PLAT: TRACTS 1 AND 2	X		
	SHEET 5 OF 29	EROSION CONTROL / TREE PROTECTION	X		
	SHEET 6 OF 29	EXISTING CONDITIONS / DEMO PLAN	X		
	SHEET 7 OF 29	SITE PLAN	X		
	SHEET 8 OF 29	SITE PLAN NOTES / DETAILS	X		
	SHEET 9 OF 29	UTILITY PLAN	X		
	SHEET 10 OF 29	DRAINAGE PLAN	X		
	SHEET 11 OF 29	GRADING PLAN	X		
	SHEET 12 OF 29	STORM SEWER PLAN / PROFILE	X		
	SHEET 19 OF 29	DETAIL SHEET 1	X		
	SHEET 20 OF 29	DETAIL SHEET 2	X		
	SHEET 21 OF 29	DETAIL SHEET 3	X		
	SHEET 22 OF 29	DETAIL SHEET 4	X		
	SHEET 23 OF 29	TRAFFIC CONTROL DETAILS 1	X		
	SHEET 24 OF 29	TRAFFIC CONTROL DETAILS 2	X		
	SHEET 25 OF 29	TRAFFIC CONTROL DETAILS 3	X		
	SHEET 26 OF 29	TRAFFIC CONTROL PLAN / DETAILS	X		
	SHEET 27 OF 29	WATER QUALITY POND	X		
	SHEET 28 & 29	REFER TO LANDSCAPE AND ARCHITECTURAL AS NEEDED	X		
LANDSCAPE					
	LS1.1	MATERIAL SCHEDULE, NOTES AND LEGEND	X		
	LS1.2	SITEWORK PLAN	X		
	LS1.3	SITEWORK PLAN	X		
	LS2.1	SITEWORK DETAILS	X		
	LP1.1	PLANTING PLAN	X		
	LP1.2	PLANTING PLAN	X		
	LI1.1	IRRIGATION PLAN	X		
	LI01.2	IRRIGATION PLAN & DETAILS	X		
ARCHITECTURAL					
	A100	GENERAL INFO & PROJECT DATA	X		
	A101	SITE PLAN	X		
	A102	CODE COMPLIANCE	X	X	
	A103	CITY OF AUSTIN DESIGN STANDARDS COMPLIANCE		X	
	A201.1	FLOOR PLAN- GROUND FLOOR - OFFICE	X	X	
	A201.1G	FLOOR PLAN - GROUND FLOOR - GARAGE	X	X	
	A201.2	FLOOR PLAN - SECOND FLOOR - OFFICE	X		
	A201.2G	FLOOR PLAN - SECOND FLOOR - GARAGE	X		
	A201.3	FLOOR PLAN - THIRD FLOOR - OFFICE	X		
	A201.3G	FLOOR PLAN - THIRD FLOOR - GARAGE	X		
	A201.4	FLOOR PLAN - FOURTH FLOOR - OFFICE	X		
	A201.4G	FLOOR PLAN - FOURTH FLOOR - GARAGE	X		
	A201.5G	FLOOR PLAN - FIFTH FLOOR - GARAGE	X		X
	A201.6G	FLOOR PLAN - SIXTH FLOOR - GARAGE	X

D-2-1

March 20th, 2008		Fifth & Baylor Document List			
	Sheet Number	Sheet Name	11/9/07	1/15/08	3/7/08
	A201.B	FLOOR PLAN - BASEMENT - OFFICE	X		
	A203.1	REFLECTED CEILING PLAN - GROUND FLOOR - OFFICE	X		
	A203.1G	REFLECTED CEILING PLAN - GROUP FLOOR - GARAGE	X		
	A203.2	REFLECTED CEILING PLAN - SECOND FLOOR - OFFICE	X		
	A203.2G	REFLECTED CEILING PLAN - SECOND FLOOR - GARAGE	X		
	A203.3	REFLECTED CEILING PLAN - TYPICAL FLOOR - OFFICEN	X		
	A203.3G	REFLECTED CEILING PLAN - TYPICAL FLOOR - GARAGE	X		
	A203.4G	REFLECTED CEILING PLAN - FIFTH & SIXTH FLOOR - GARAGE	X		
	A204	ROOF PLAN	X	X	
	A205.1	ENLARGED PLANS - TYPICAL TOILET ROOMS	X		
	A206.1	STAIR PLANS & SECTIONS	X	X	
	A206.2	STAIR PLANS & SECTIONS	X	X	X
	A206.3	STAIR PLANS & SECTIONS	X	X	
	A206.4	STAIR PLANS & SECTIONS	X	X	
	A206.5	STAIR & ELEVATOR PLANS & SECTIONS	X	X	
	A206.6	EXIT & RAMP PLAN AND DESTAILS	X	X	
	A207.1G	FIRST FLOOR STRIPING PLAN	X		
	A207.2G	SECOND FLOOR STRIPING PLAN	X		
	A207.3G	THIRD FLOOR STRIPING PLAN	X		
	A207.4G	FOURTH FLOOR STRIPING PLAN	X		
	A207.5G	FIFTH FLOOR STRIPING PLAN	X		
	A207.6G	SIXTH FLOOR STRIPING PLAN	X		
	A300	EXTERIOR ELEVATIONS	X	X	X
	A301	EXTERIOR ELEVATIONS	X	X	
	A302	EXTERIOR ELEVATIONS	X		
	A303	EXTERIOR ELEVATIONS	X	X	
	A304	EXTERIOR ELEVATIONS	X		
	A401	BUILDING SECTIONS	X		
	A501	WALL SECTIONS	X		
	A502	WALL SECTIONS	X		
	A503	WALL SECTIONS	X	X	
	A504	WALL SECTIONS	X		
	A601	INTERIOR ELEVATIONS	X		
	A602	INTERIOR ELEVATIONS	X		
	A603	INTERIOR DETAILS	X	X	
	A700	FIRE RATED ASSEMBLIES	X		
	A701	PARTITION TYPES	X		
	A702	EXTERIOR DETAILS	X		
	A703	EXTERIOR DETAILS	X	X	
	A706	WINDOW DETAILS	X		
	A707	WINDOW DETAILS	X		
	A708	WINDOW DETAILS	X		
	A709	SCREEN DETAILS	X		
	A710	SCREEN DETAILS	X		
	A711	SCREEN DETAILS	X		
March 20th, 2008		Fifth & Baylor Document List			
	Sheet Number	Sheet Name	11/9/07	1/15/08	3/7/08
	A712	SCREEN DETAILS	X		
	A713	SCREEN DETAILS	X		
	A801	ROOM FINISH SCHEDULE & MATERIALS LIST	X		
	A802	DOOR TYPES & DOOR SCHEDULE	X	X	
	A803	WINDOW TYPES	X	X	
	A804	WINDOW TYPES	X		
	A805	WINDOW TYPES	X		
STRUCTURAL					
	S1.1	STRUCTURAL GENERAL NOTES	X		
	S2.0	BASEMENT FOUNDATION PLAN	X		
	S2.1	GROUND FLOOR FOUNDATION & FRAMING PLAN	X	X	
	S2.2	SECOND FLOOR FRAMING PLAN	X	X	
	S2.3	THIRD FLOOR FRAMING PLAN	X	X	
	S2.4	FOURTH FLOOR FRAMING PLAN	X	X	
	S2.5	ROOF FRAMING PLAN	X	X	
	S2.G1	GARAGE FOUNDATION PLAN	X	X	
	S2.G2	GARAGE SECOND FLOOR PLAN	X	X	
	S3.1	ELEVATOR PLANS, SECTIONS & DETAILS	X		
	S3.2	GARAGE STRUCTURES PLANS, SECTIONS, & DETAILS	X	X	
	S3.3	STEEL GARAGE STRUCTURES SECTIONS & DETAILS	X	X	
	S4.1	PIER SCHEDULE & TYPICAL FOUNDATION DETAILS	X	X	
	S4.2	FOUNDATION SECTIONS & DETAILS	X		
	S4.3	FOUNDATION SECTIONS & DETAILS	X		
	S4.4	GARAGE FOUNDATION SECTIONS & DETAILS	X	X	
	S4.5	GARAGE FOUNDATIONS SECTIONS & DETAILS	X	X	
	S4.6	MISC. FOUNDATION SECTIONS & DETAILS	X	X	
	S5.1	STEEL CONNECTION SCHEDULES & DETAILS	X		
	S5.2	STEEL BRACING ELEVATIONS & DETAILS	X	X	
	S5.3	STEEL SECTIONS & DETAILS	X	X	
	S5.4	STEEL SECTIONS & DETAILS	X	X

D-2-2

March 20th, 2008	Fifth & Baylor Document List				
	Sheet Number	Sheet Name	11/9/07	1/15/08	3/7/08
	VOLUME 2	COVER SHEET	X		
STRUCTURAL PRECAST CONCRETE					
	SPC0.00	STRUCTURAL COVER SHEET	X		
	SPC2.01	GROUND LEVEL PLAN	X		
	SPC2.02	SECOND LEVEL FRAMING PLAN	X		
	SPC2.03	THIRD LEVEL FRAMING PLAN	X		
	SPC2.04	FOURTH LEVEL FRAMING PLAN	X		
	SPC2.05	FIFTH LEVEL FRAMING PLAN	X		
	SPC2.06	SIXTH (ROOF) LEVEL FRAMING PLAN	X		
	SPC2.20	ERECTION CONNECTION DETAILS	X		
	SPC3.00	EXTERIOR ELEVATIONS	X		
	SPC3.01	EXTERIOR ELEVATIONS	X		
	SPC3.03	INTERIOR SECTIONS	X		
	SPC4.00	FRAME ELEVATIONS & DETAILS	X		
	SPC8.00	TYPICAL DETAILS	X		
	SPC8.10	POST TENSIONING NOTES & DETAILS	X		
	SPC8.20	SLAB SECTIONS & DETAILS	X		
	SPC8.21	SLAB SECTIONS & DETAILS	X		
	SPC9.00	DIMENSIONAL CONTROL DETAILS	X		
	SPC9.10	COLUMN DESIGN SCHEDULE	X		
	SPC9.11	CLOMUN DESIGN SCHEDULE	X		
	SPC9.14	TYP. GIRDER CORBELS	X		
	SPC9.15	TYP. BEAM CORBELS	X		
	SPC9.16	COLUMN DETAILS	X		
	SPC9.20	GIRDER DESIGN SCHEDULE & DETAILS	X		
	SPC9.21	GIRDER DETAILS	X		
	SPC9.30	BEAM DESIGN SCHEDULE & DETAILS	X		
MECHANICAL					
	M101	MECHANICAL SYMBOL LEGEND	X		
	M201.B	BASEMENT FLOOR PLAN - MECHANICAL	X		
	M201.1	GROUND FLOOR PLAN - MECHANICAL	X		
	M201.2	SECOND FLOOR PLAN - MECHANICAL	X		
	M201.3	THIRD FLOOR PLAN - MECHANICAL	X		
	M201.4	FOURTH FLOOR PLAN - MECHANICAL	X		
	M201.R	ROOF PLAN - MECHANICAL	X		
	M201.1G	GROUND FLOOR GARAGE - MECHANICAL	X	X	
	M201.5G	FIFTH FLOOR GARAGE - MECHANICAL	X		
	M201.6G	SIXTH FLOOR GARAGE - MECHANICAL	X		
	M301	MECHANICAL SCHEDULES	X		
	M401	MECHANICAL DETAILS	X		
	M402	MECHANICAL DETAILS	X		
PLUMBING					
	P101	PLUMBING SYMBOL LEGEND	X	X

D-2-3

March 20th, 2008		Fifth & Baylor Document List			
	Sheet Number	Sheet Name	11/9/07	1/15/08	3/7/08
	P201.B	BASEMENT FLOOR PLAN - PLUMBING	X		
	P201.1	GROUND FLOOR PLAN - PLUMBING	X	X	
	P201.2	SECOND FLOOR PLAN - PLUMBING	X		
	P201.3	THIRD FLOOR PLAN - PLUMBING	X		
	P201.4	FOURTH FLOOR PLAN - PLUMBING	X		
	P201.R	ROOF PLAN - PLUMBING	X		
	P201.1G	GROUND FLOOR GARAGE - PLUMBING	X	X	
	P201.2G	SECOND FLOOR GARAGE - PLUMBING	X	X	
	P201.3G	THIRD FLOOR GARAGE - PLUMBING	X	X	
	P201.4G	FOURTH FLOOR GARAGE - PLUMBING	X	X	
	P201.5G	FIFTH FLOOR GARAGE - PLUMBING	X		
	P201.6G	SIXTH FLOOR GARAGE - PLUMBING	X		
	P301	PLUMBING PIPING DIAGRAMS	X		
	P302	PLUMBING PIPING DIAGRAMS		X	
	P401	PLUMBING DETAILS	X	X	
ELECTRICAL					
	E101	ELECTRICAL SYMBOL LEGEND	X		
	E201.B	BASEMENT FLOOR PLAN - LIGHTING	X		
	E201.1	GROUND FLOOR PLAN - LIGHTING	X		
	E201.2	SECOND FLOOR PLAN - LIGHTING	X		
	E201.3	THIRD FLOOR PLAN - LIGHTING	X		
	E201.4	FOURTH FLOOR PLAN - LIGHTING	X		
	E201.R	ROOF PLAN - LIGHTING	X		
	E201.1G	GROUND FLOOR GARAGE PLAN - LIGHTING	X	X	
	E201.2G	SECOND FLOOR GARAGE PLAN - LIGHTING	X		
	E201.3G	THIRD FLOOR GARAGE PLAN - LIGHTING	X		
	E201.4G	FOURTH FLOOR GARAGE PLAN- LIGHTING	X		
	E201.5G	FIFTH FLOOR GARAGE PLAN - LIGHTING	X		
	E201.6G	SIXTH FLOOR GARAGE PLAN - LIGHTING	X		
	E301.B	BASEMENT FLOOR PLAN - POWER	X		
	E301.1	GROUND FLOOR PLAN - POWER	X		
	E301.2	SECOND FLOOR PLAN - POWER	X		
	E301.3	THIRD FLOOR PLAN - POWER	X		
	E301.4	FOURTH FLOOR PLAN - POWER	X		
	E301.R	ROOF PLAN - POWER	X		
	E301.1G	GROUND FLOOR GARAGE PLAN - POWER	X	X	
	E301.5G	FIFTH FLOOR GARAGE PLAN - POWER	X		
	E301.6G	SIXTH FLOOR GARAGE PLAN - POWER	X		
	E401	ELECTRICAL DETAILS	X	X	
	E402	ELECTRICAL DETAILS	X		
	E403	ELECTRICAL DETAILS	X		
	E501	PANEL SCHEDULES	X		
	E502	PANEL SCHEDULES	X		
	E601	ELECTRICAL RISER	X		
	E602	ELECTRICAL RISER	X

D-2-4

BIKE STORAGE AREA (UNDER GARAGE RAMP)
(?) – CARD READER ACCESS
01 FLOOR PLAN
FIFTH & BAYLOR
SOUTHWEST CORNER OF FIFTH & LAMAR
AUSTIN, TEXAS
A201.1G

HOMEAWAY LEASE
EXHIBIT D-3

19 MAY 08

EXHIBIT E

PARKING AGREEMENT

1.	During the Lease Term (including any Renewal Terms), Tenant shall have use of the uppermost 205 parking spaces within the Garage, at no charge to Tenant, based on an allocation of 4 parking spaces per 1,000 rentable square feet leased by Tenant. Tenant shall have exclusive use of such designated spaces from 6:00 a.m. until 6:00 p.m. on Business Days; at all other times, Landlord may allow use of such spaces by others, including employees or customers of the retail portions of the Building. Landlord shall install signage and/or markings within the Garage designating such use.

2.	Tenant shall at all times comply with all applicable laws respecting the use of the Garage. Landlord reserves the right to adopt, modify, and enforce reasonable rules and regulations governing the use of the Garage in accordance with Paragraph 29 of the Lease from time to time, including any key-card, sticker, or other identification or entrance systems and hours of operations. Installation of any such system shall be at Landlord’s expense. Landlord may refuse to permit any person who violates such rules and regulations to park in the Garage, and any violation of the rules and regulations shall subject the automobile in question to removal from the Garage. Landlord shall have no liability whatsoever for any damage to vehicles or any other items located in or about the Garage, and in all events, Tenant agrees to seek recovery from its insurance carrier and to require Tenant’s employees to seek recovery from their respective insurance carriers for payment of any property damage sustained in connection with any use of the Garage. All parking spaces may only be used for parking vehicles no larger than full-size passenger automobiles or pick-up trucks. Landlord, in addition to its other remedies, shall have the right to remove or tow away any oversized vehicles. Use of Tenant’s parking spaces hereunder shall be limited to Tenant and its customers, employees, business invitees and vendors.

3.	Subject to Tenant’s rights under Paragraph 1 above, Landlord reserves the right to assign specific parking spaces, and to reserve parking spaces for visitors, small cars, handicapped persons, carpool and rideshare participants and for other tenants, guests of tenants or other parties, with assigned and/or reserved spaces. Such reserved spaces may be located and relocated as determined by Landlord from time to time, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved parking spaces except to the extent Tenant otherwise has a right to use such spaces under Paragraph 1 above. Notwithstanding the foregoing, Tenant may elect to have up to 5 of its parking spaces allocated in Section 1 above to be reserved and marked on the second floor of the Garage for the exclusive use of Tenant’s visitors. Landlord shall coordinate with Tenant as to the number and location of the marked visitor spaces within Tenant’s parking allocation under Paragraph 1 above. Landlord also reserves the right to close all or any portion of the Garage, at its discretion or if required by casualty, strike, condemnation, repair, alteration, act of God, applicable laws, or other reason beyond Landlord’s reasonable control; provided, however, that except for matters beyond Landlord’s reasonable control, any such closure shall be temporary in nature. Notwithstanding the foregoing, if Landlord precludes Tenant from using more than 20% of Tenant’s designated parking spaces during Tenant’s designated hours for more than 5 consecutive Business Days, Tenant shall thereafter receive an equitable abatement of rent and other charges due under the Lease based upon the pro rata number of parking spaces which are unusable by Tenant as a result of such loss of parking. Landlord shall be responsible for enforcing Tenant’s parking rights against third parties; Tenant shall not have the right to do so.

4.

Tenant’s continued failure comply with any provision of this Parking Agreement after notice and opportunity to cure has been provided to the extent required by the Lease shall constitute an Event of Default under the Lease. In addition to any rights or remedies available to Landlord upon an Event of

Default under the Lease, Landlord shall have the right to cancel this Parking Agreement and/or remove any vehicles from the Garage.

EXHIBIT F

EXTENSION OPTION

1.	Tenant may at its option extend the Lease Term for the entire Premises for two successive periods of five (5) years each (the “Five-Year Renewal Terms”) upon the same terms contained in this Lease (excluding the provisions of Exhibit D of this Lease), except that the amount of Base Rent payable during each Five-Year Renewal Term shall be the greater of (i) 85% of the Base Rent applicable to the last day of the preceding term, or (ii) the Market Rate (as hereinafter defined) for such space for a term commencing on the first day of the applicable Renewal Term. “Market Rate” shall mean the then prevailing market rate for a comparable term commencing on the first day of such Renewal Term for tenants of comparable size and creditworthiness for comparable space in other first class office buildings in the vicinity of the Building (i.e., City of Austin Central Business District).

A.	To exercise an option for a Five-Year Renewal Term, Tenant must deliver a binding notice to Landlord not less than 9 months (nor more than 12 months) prior to the expiration of the initial Term of this Lease, or the first Five-Year Renewal Term, as the case may be. Thereafter, the Market Rate for the particular Renewal Term shall be calculated pursuant to Subsection B below and Landlord shall inform Tenant of the Market Rate. Such calculations shall be final and shall not be recalculated at the actual commencement of such Renewal Term. If Tenant fails to timely give its notice of exercise, Tenant will be deemed to have waived its option to extend for any Five-Year Renewal Term. Tenant shall have the right to withdraw the exercise of its option to extend for the Five-Year Renewal Term by delivering written notice thereof to Landlord within 5 Business Days after final determination of the Market Rate.

B.	Market Rate shall be determined as follows:

(i) If Tenant provides Landlord with its binding notice of exercise pursuant to Subsection A above, then at some point between 11 and 8 months prior to the commencement of the applicable Five-Year Renewal Term (or, at Landlord’s election, at an earlier point), Landlord shall calculate and inform Tenant of the Market Rate. If Tenant rejects the Market Rate as calculated by Landlord, Tenant shall inform Landlord of its rejection within 10 days after Tenant’s receipt of Landlord’s calculation, and Landlord and Tenant shall commence negotiations to agree upon the Market Rate. If Tenant fails to timely reject Landlord’s calculation of the Market Rate it will be deemed to have accepted such calculation. If Landlord and Tenant are unable to reach agreement within 21 days after Landlord’s receipt of Tenant’s notice of rejection, then the Market Rate shall be determined in accordance with (ii) below.

(ii) If Landlord and Tenant are unable to reach agreement on the Market Rate within said 21-day period, then within 7 days, Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its good faith estimate of the Market Rate. If the higher of such estimates is not more than one hundred five percent (105%) of the lower, then the Market Rate shall be the average of the two. Otherwise, the dispute shall be resolved by arbitration in accordance with (iii) and (iv) below.

(iii) Within 7 days after the exchange of estimates, the parties shall select as an arbitrator an independent MAI appraiser with at least 5 years of experience in appraising office space in the metropolitan area in which the Property is located (a “Qualified Appraiser”). If the parties cannot agree on a Qualified Appraiser, then within a second period of 7 days, each shall select a Qualified Appraiser and within 10 days thereafter the two appointed Qualified Appraisers shall select a third Qualified Appraiser and the third Qualified Appraiser shall be the sole arbitrator. If one party shall fail to select a Qualified Appraiser within the second 7-day period, then the Qualified Appraiser chosen by the other party shall be the sole arbitrator.

(iv) Within 21 days after submission of the matter to the arbitrator, the arbitrator shall determine the Market Rate by choosing whichever of the estimates submitted by Landlord and Tenant the arbitrator judges to be more accurate. The arbitrator shall notify Landlord and Tenant of its decision, which shall be final and binding. If the arbitrator believes that expert advice would materially assist him, the arbitrator may retain one or more qualified persons to provide expert advice. The fees of the arbitrator and the expenses of the arbitration proceeding, including the fees of any expert witnesses retained by the arbitrator, shall be paid by the party whose estimate is not selected. Each party shall pay the fees of its respective counsel and the fees of any witness called by that party.

(v) Tenant may elect to withdraw its extension option exercise by written notice to Landlord delivered within ten (10) days of final determination of the Market Rate.

2.	Tenant may also at its option extend the Lease Term for the entire Premises for up to three (3) periods of one (1) month each (the “One-Month Renewal Terms”) upon the same terms contained in this Lease (excluding the provisions of Exhibit D of this Lease), and the amount of Base Rent payable during each One-Month Renewal Term shall be the same as the Base Rent in effect on the last day of the preceding term. To exercise this option, Tenant must deliver a notice thereof to Landlord not less than 60 days (nor more than 180 days) prior to the commencement of the initial One-Month Renewal Term and not less than 15 days prior to the commencement of each successive One-Month Renewal Term. If Tenant fails to give any such notice timely, Tenant will be deemed to have waived its extension option for any further One-Month Renewal Terms.

3.	Tenant’s options to extend this Lease are subject to the conditions that Tenant shall not be in default under this Lease at the time of Tenant’s exercise of the applicable option or the commencement of the applicable Renewal Term. In addition, if at such time Tenant has sublet more than 50% of the Premises other than to a Tenant Affiliate, Tenant shall have no extension options with respect to such sublet portions of the Premises. Tenant shall have no additional extension options beyond those set forth in this Exhibit F.

EXHIBIT G

RETURN TO: L. Jeffrey Hubenak

Locke Lord Bissell & Liddell LLP’

100 Congress Ave., Suite 300

Austin, Texas 78701

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (hereafter referred to as “Agreement”) made             , 2008, by and between Wachovia Bank, National Association, a national banking association, whose address is 5080 Spectrum Drive, Suite 400E, Addison, Texas 75001 (“Bank”), and HomeAway, Inc., whose address is 1011 West 5th Street, Austin, Texas 78703 (“Tenant”).

As security for a loan made by Bank, Fifth & Baylor, Ltd. (“Landlord”) has given or will give to Bank a Deed of Trust and Security Agreement, which is recorded or will be recorded in the public records of the City of Austin, County of Travis, State of Texas (the “Security Instrument”), and constitutes a first lien against the real property described on Schedule “A” attached hereto (the “Property”).

Tenant has entered into a lease dated             , 2008 (the “Lease”) covering all or a portion of the Property (the “Leased Premises”). As a condition of making the loan, Bank has required that the Lease be subordinated to the Security Instrument and that Tenant agree to attorn to the purchaser of the Property in the event of foreclosure of the Security Instrument, or to Bank prior to foreclosure in the event Bank elects to collect the rents and other sums due and becoming due under the Lease, and Tenant is willing to so attorn as hereinafter provided.

Relying on the covenants, agreements, representations and warranties contained in this Agreement, Bank and Tenant agree as follows:

Subordination of Lease. The Lease is and shall be subject and subordinate to the provisions and lien of the Security Instrument and to all renewals, modifications, increases, consolidations, replacements and extensions thereof, to the full extent of the principal amount and other sums secured thereby and interest thereon, as if the Lease had been executed and delivered after the execution, delivery and recording of the Security Instrument.

Attornment. Tenant agrees that Tenant will attorn to and recognize: (i) Bank, whether as mortgagee in possession or otherwise; or (ii) any purchaser at a foreclosure sale under the Security Instrument, or any transferee who acquires possession of or title to the Property, or any successors and assigns of such purchasers and/or transferees (each, a “Successor”), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the terms and conditions set forth therein. Such attornment shall be effective and self-operative without the execution of any further instruments by any party hereto other than a written notice to Tenant of such election by Bank or any Successor; provided, however, that Tenant will, upon request by Bank or any Successor, execute a written agreement attorning to Bank or such Successor.

Nondisturbance. Bank agrees that, in the event of foreclosure, deed in lieu of foreclosure or other right asserted under the Security Instrument by the holder thereof, the Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated or disturbed (whether by a foreclosure, deed in lieu of foreclosure or otherwise), except for default by Tenant continuing after notice and beyond any applicable grace period and otherwise in accordance with the provisions of such Lease

Assignment of Leases. Tenant consents to the Assignment of Leases contained in the Security Instrument (the “Assignment”). Tenant agrees that if Bank, pursuant to the Assignment, and whether or not it becomes a mortgagee in possession, shall give notice to Tenant that Bank has elected to require Tenant to pay to Bank the rent and other charges payable by Tenant under the Lease, Tenant shall, until Bank shall have canceled such election, thereafter pay to Bank all rent and other sums payable under the Lease. Any such payment shall be made notwithstanding any right of setoff, defense or counterclaim which Tenant may have against Landlord, or any right to terminate the Lease.

Limitation of Liability. In the event that Bank succeeds to the interest of Landlord under the Lease, or title to the Property, and elects to require Tenant to attorn to Bank, then Bank and any Successor shall assume and be bound by the obligations of the landlord under the Lease which accrue from and after such party’s succession to any prior landlord’s interest in the Leased Premises, but Bank and such Successor shall not be: (i) liable for any act or omission of any prior landlord; (ii) liable for the retention, application or return of any security deposit to the extent not paid over to Bank; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord; (iv) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord; or (v) bound by any amendment or modification of the Lease made without Bank’s or such Successor’s prior written consent. Nothing in this section shall be deemed to waive any of Tenant’s rights and remedies against any prior landlord.

Tenant agrees that any person or entity which at any time hereafter becomes the landlord under the Lease, including without limitation, Bank or any Successor, shall be liable only for the performance of the obligations of the landlord which arise during the period of its or their ownership of the Leased Premises and shall not be liable for any obligations of the landlord under the Lease which arise prior to or subsequent to such ownership. Tenant further agrees that any such liability shall be limited to the interest of Bank or such Successor in the Property.

Right to Cure Defaults. Tenant agrees to give notice to Bank of any default by Landlord under the Lease, specifying the nature of such default, and thereupon Bank shall have the right (but not the obligation) to cure such default, and Tenant shall not terminate the Lease or abate the rent payable thereunder by reason of such default until it has afforded Bank thirty (30) days after Bank’s receipt of such notice to cure such default and a reasonable period of time in addition thereto (i) if the circumstances are such that said default cannot reasonably be cured within said thirty (30) day period and Bank has commenced and is diligently pursuing such cure, or (ii) during and after any litigation action including a foreclosure, bankruptcy, possessory action or a combination thereof. It is specifically agreed that Tenant shall not require Bank to cure any default which is not susceptible of cure by Bank.

Tenant’s Agreements. Tenant hereby covenants and agrees that: (i) Tenant shall not pay any rent under the Lease more than one month in advance; (ii) Tenant shall have no right to appear in any foreclosure action under the Security Instrument; (iii) Tenant shall not amend, modify, cancel or terminate the Lease without Bank’s prior written consent, and any attempted amendment, modification, cancellation or termination of the Lease without such consent shall be of no force or effect as to Bank; (iv) Tenant shall not subordinate the Lease to any lien or encumbrance (other than the Security Instrument) without Bank’s prior written consent; (v) Tenant shall not assign the Lease or sublet all or any portion of the Leased Premises (except as permitted by the terms of the Lease) without Bank’s prior written consent; and (vi) Tenant shall promptly deliver to Bank, from time to time, a written statement in form and substance satisfactory to Bank certifying to certain matters relating to the Lease.

Miscellaneous. (i) The provisions hereof shall be binding upon and inure to the benefit of Tenant and Bank and their respective successors and assigns; (ii) Any demands or requests shall be sufficiently given Tenant if in writing and mailed or delivered to the address of Tenant shown above and to Bank if in writing and mailed or delivered to Wachovia Bank, National Association, Mail Code VA7628, P.O. Box 13327, Roanoke, VA 24040 or Wachovia Bank National Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA

24011, or such other address as Bank may specify from time to time. Notices to Bank must include the mail code; (iii) The Agreement may not be changed, terminated or modified orally or in any manner other than by an instrument in writing signed by the parties hereto; (iv) The captions or headings at the beginning of each paragraph hereof are for the convenience of the parties and are not part of this Agreement; (v) This Agreement shall be governed by and construed under the laws of the jurisdiction where this Agreement is recorded.

FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument as of the day and year first above written.

Tenant
HomeAway, Inc.

By:
Name:
Title:

Bank
Wachovia Bank, National Association

By:
Name:
Title:

STATE OF

County of

Corporate Acknowledgment

BEFORE ME, the undersigned authority, on this day personally appeared                     (Name) as                     of HomeAway, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

Given under my hand and seal of office, this the     day of         , 2008.

Notary Public in and for the State of

My Commission Expires:

State of Texas

County of

Bank Acknowledgment

I certify that before me appeared this day,                      a person known to me, who after being sworn said he/she is             of Wachovia Bank, National Association, a national banking association, and is duly authorized to act on behalf of said Bank, that the seal affixed to the foregoing instrument is the seal of said Bank and that said instrument was signed and sealed by him/her on behalf of said Bank, and being informed of the contents thereof, acknowledged execution of the foregoing instrument on behalf of said Bank.

Witness my hand and official seal, this     day of         , 2008.

, Notary Public
Notary Seal
(Printed Name of Notary)

My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

FIELD NOTE DESCRIPTION
OF A
1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND
SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS

BEING A 1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS; SAID 1.381 ACRE TRACT BEING ALL OF THAT CERTAIN TRACT OF LAND DESCRIBED IN A SPECIAL WARRANTY DEED TO SDC FIFTH & BAYLOR, LLC, A TEXAS LIMITED LIABILITY COMPANY, FILED MARCH 5, 2007, AND RECORDED IN DOCUMENT NO. 2007039283, OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS (O.P.R.T.C.T.) AND BEING ALL OF THAT CERTAIN CALLED 0.67 ACRE TRACT OF LAND (EXHIBIT "B") DESCRIBED IN A WARRANTY DEED TO SHOAL CREEK WALK, LTD., FILED AUGUST 17, 2005, AND RECORDED IN DOCUMENT NO. 2005151718, O.P.R.T.C.T.; WITH ALL BEARINGS REFERENCED TO THE EASTERLY RIGHT-OF-WAY (R.O.W.) LINE OF LAMAR BOULEVARD BETWEEN WEST 5TH STREET AND 6TH STREET AS SHOWN ON JULY 1998 ACCUSURVE SURVEY HAVING A CALLED BEARING OF NORTH 24 DEGREES 57 MINUTES 00 SECONDS EAST WHICH WAS BASED ON THE MONUMENTED CENTERLINE OF SAID LAMAR BOULEVARD (60D NAIL IN EXPANSION JOINT OF CONCRETE SIDEWALK FOUND TO 1/2-INCH IRON ROD WITH ACCUSURVE CAP FOUND); SAID 1.381 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A COTTON SPINDLE WITH WASHER STAMPED "WALLACE GROUP" FOUND MARKING THE WESTERNMOST CORNER OF SAID SDC FIFTH & BAYLOR, LLC TRACT (HEREAFTER REFERRED TO AS "SCD TRACT") AND THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF LOT 1, HORNADAY SUBDIVISION, BLOCK 3, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 3, PAGE 18, PLAT RECORDS OF TRAVIS COUNTY, TEXAS (P.R.T.C.T.), SAID POINT ALSO BEING ON THE EASTERLY R.O.W. LINE OF BAYLOR ST. – FORMERLY CROCKETT STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE COMMON EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE WESTERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 148.70 FEET TO A 1/2-INCH IRON ROD WITH ORANGE PLASTIC CAP STAMPED "WALLACE GROUP" (HEREAFTER REFERRED TO AS "WALLACE CAP") FOUND FOR THE NORTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID "SDC TRACT", SAID POINT ALSO MARKING THE INTERSECTION OF THE EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET – FORMERLY BURNET STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, SOUTH 65 DEGREES 16 MINUTES 15 SECONDS EAST, WITH THE COMMON SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE NORTHERLY LINE OF SAID "SDC TRACT", AT A DISTANCE OF 208.70 FEET PASSING A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND MARKING THE COMMON EASTERNMOST CORNER OF SAID "SDC TRACT" AND THE NORTHERNMOST CORNER OF LOT 5, BLOCK 3, RAYMOND PLATEAU SUBDIVISION, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 1, PAGE 30, P.R.T.C.T., SAME BEING THE NORTHERNMOST CORNER OF SAID 0.67 ACRE TRACT, CONTINUING WITH THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET, SAME BEING THE NORTHERLY LINE OF SAID 0.67 ACRE TRACT, IN ALL A TOTAL DISTANCE OF 390.96 FEET TO A CUT "X" IN CONCRETE SIDEWALK FOUND FOR THE EASTERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE INTERSECTION OF THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD – FORMERLY FANNIN STREET (A VARIABLE WIDTH R.O.W. AT THIS LOCATION);

EXHIBIT "A"

THENCE, WITH THE COMMON WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD AND THE EASTERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING TWO (2) CALLS:

1) SOUTH 22 DEGREES 07 MINUTES 58 SECONDS WEST, A DISTANCE OF 153.85 FEET TO A 1/2-INCH IRON PIPE IN CONCRETE FOUND FOR AN ANGLE POINT AND CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 23 DEGREES 11 MINUTES 36 SECONDS WEST, A DISTANCE OF 2.88 FEET TO A CUT "V" IN CONCRETE EDGE FOUND FOR THE SOUTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE SOUTHERNMOST CORNER OF THE REMAINING PORTION OF LOT 8 OF SAID BLOCK 3;

THENCE, DEPARTING THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD, AND WITH THE SOUTHERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING THREE (3) CALLS:

1) NORTH 65 DEGREES 18 MINUTES 38 SECONDS WEST, WITH THE NORTHERLY LINE OF AN EXISTING ONE STORY BRICK BUILDING, A DISTANCE OF 148.84 FEET TO THE NORTHERNMOST CORNER OF SAID BRICK BUILDING FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 24 DEGREES 56 MINUTES 35 SECONDS WEST, WITH THE WESTERLY LINE OF SAID BRICK BUILDING, A DISTANCE OF 0.05 FEET TO A CALCULATED POINT FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
3) NORTH 65 DEGREES 14 MINUTES 01 SECONDS WEST, A DISTANCE OF 40.72 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF SAID 0.67 ACRE TRACT;

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE WESTERLY LINE OF SAID 0.67 ACRE TRACT, A DISTANCE OF 8.00 FEET TO A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHERNMOST CORNER OF SAID "SDC TRACT";

THENCE, NORTH 65 DEGREES 16 MINUTES 15 SECONDS WEST, WITH THE SOUTHERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 208.70 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, DELINEATING AND ENCOMPASSING WITHIN THE METES RECITED 1.381 ACRES (60,160 SQUARE FEET) OF LAND, MORE OR LESS, BASED ON THE SURVEY AND DRAWING MADE BY THE WALLACE GROUP, INC., ROUND ROCK, TEXAS IN MARCH OF 2008.

EXHIBIT H

WAIVER AND CONSENT BY REAL PROPERTY LANDLORD

(“Waiver and Consent”)

THIS WAIVER AND CONSENT is made and entered into between AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“Agent”), as administrative agent and collateral agent for the hereunder defined Lenders, Landlord and Holdings (each as defined below), and affects that real property in the City of                     , State of Texas, fully described on Exhibit “A” attached hereto and made a part hereof by this reference, and more commonly known as                      (the “Premises”). As used herein, the term “Lenders” means, collectively, the financial institutions identified in the below-referenced Agreements as the “Lenders” and American Capital Financial Services, Inc. in its capacity as administrative agent and collateral agent for the Lenders.

WHEREAS, Holdings has leased the Premises from                      (“Landlord”) by that certain                      (as amended, supplemented or otherwise modified, “Lease”), to which reference thereto is hereby made for further particulars.

WHEREAS, this Waiver and Consent is executed to induce the Lenders to enter into or refrain from terminating that certain Loan Agreement, dated as of October , 2006 (the “Loan Agreement” and, collectively with the other agreements thereto, the “Agreements”) with HomeAway, Inc., a Delaware corporation (“Holdings”) and HomeAway.com, Inc., a Delaware corporation (the “Company”), [Depoe Bay Acquisition Co.] (“[Newco]” and, collectively with Holdings and the Company, the “Loan Parties”), which Agreements, among other things, were given by the Loan Parties to the Lenders for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by the Loan Parties to the Lenders, of every kind and description. This Waiver and Consent does not amend any of the terms of the Agreements and reference thereto is made for further particulars;

WHEREAS, by the Agreements, the Lenders have loaned or has agreed to loan monies and/or extend other financial accommodations against the security of, among other collateral, all of the Loan Parties’ personal property, including, but not limited to, the Loan Parties’ inventory, equipment, furniture, furnishings, machinery and tools, together with all additions, substitutions, replacements and improvements to the same (collectively, the “Goods”), which Goods are or are to be located on and to the Premises or be improvements thereon; and

Agent, Landlord and Holdings agree that:

1. Landlord acknowledges that (i) the Lease is in full force and effect and constitutes the legal, valid and binding obligation of Landlord enforceable against Landlord in accordance with its terms, (ii) this Waiver and Consent constitutes the legal, valid and binding obligation of Landlord enforceable against the Landlord in accordance with its terms, and (iii) Landlord is not aware of any existing default under the Lease, except as follows:

2. The Goods shall be and shall remain personal property notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used, or the intentions of the party making the annexation. The Goods shall not extend to any leasehold improvements, fixtures or other fixtures and equipment permanently affixed to the Premises except to the extent such items may be removed by Holdings, provided such removal can be completed without damage to the Premises or such damage is satisfactorily repaired by Holdings.

3. Landlord hereby waives and subordinates any rights which Landlord may claim to have in and to the Goods, no matter how arising, including all rights of levy or distraint for rent.

4. Landlord consents to the installation of the Goods on the Premises, agrees that Agent may do to and with the Goods any or all of the acts below enumerated, and grants Agent a right, as set forth below, to enter into possession of the Premises to do any or all of the following (collectively, the “Permitted Actions”) with respect to the Goods upon at least five (5) days prior written notice thereof to Landlord: assemble, have appraised, display, sever, remove, maintain, operate, prepare for sale or lease, advertise, inspect, repair, lease, transfer and/or sell (at public auction or private sale). In the event Landlord at any time dispossesses Holdings of the Premises, Landlord shall so notify Agent, and Agent shall have the right and license to enter into and to occupy the Premises, for the purposes described above, for an actual occupancy period of up to sixty (60) days (or less, at Agent’s discretion) following such dispossession notice. Agent shall pay the Landlord, periodically, a per diem occupancy fee equivalent to the then-current monthly rental and other charges provided for in the Lease divided by thirty (30), multiplied by the actual days of occupancy by Agent. Any extensions of the foregoing period shall be subject to the written consent of the Landlord in its sole discretion, such extensions to be at the same rate if such consent is given. All physical damage to the Premises or other property of Landlord caused by the Permitted Actions shall be repaired by Agent at Agent’s expense or, at Landlord’s option, repaired by Landlord and reimbursed by Agent. Agent shall defend, indemnify and hold harmless Landlord and its agents from and against all losses, costs, damages, liabilities, claims, disputes and expenses, (including, without limitation, attorneys’ fees and costs), suffered or incurred by Landlord arising from Agent’s exercise of any of its rights hereunder. With respect to any Goods not removed by Agent from the Premises within the period provided herein, Landlord may remove such Goods from the Premises and dispose of the same without regard to Lenders’ security interest therein and without being liable to Holdings, Lenders or Agent therefor.

5. Landlord and Holdings acknowledge that at any time prior to Landlord’s dispossession notice to Agent as aforesaid, Agent may take any or all of the Permitted Actions, subject to the terms of this Agreement, as same may be permitted under the Lenders’ Agreements with the Loan Parties. Landlord shall not be liable to Tenant for an action taken by Agent that is not in accordance with the Lenders’ Agreements with the Loan Parties.

6. Landlord shall endeavor to give Agent notice within five (5) Business Days of termination of, any abandonment or surrender under, or default of, any of the provisions of the Lease, said notice to be sent to the following ‘address: American Capital Financial Services, Inc., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, Attn: Compliance Officer. All notices to Landlord and Holdings hereunder shall be given in accordance with the Lease.

7. This Waiver and Consent shall continue until such time as all of the Loan Parties’ obligations to the Lenders and expenses (including, without limitation, attorneys’ fees) incurred in connection therewith, have been paid in full and all covenants and conditions as more specifically enumerated in the Agreements have been fully performed.

8. This Waiver and Consent shall be governed by and controlled by and interpreted under the laws of the State of New York and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Landlord, Agent and the Loan Parties. This Waiver and Consent does not amend any of the terms of the Lease, and the Permitted Actions are subject to the terms of the Lease except as expressly provided for herein.

9. This Waiver and Consent may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto shall be delivered to Agent.

10. All costs and expenses, including reasonable attorneys’ fees, incurred by a party hereto in connection with the exercise by such party of any of its rights hereunder or as a result of any violation by another party hereto of any of the provisions of this Agreement, or in connection with the enforcement of any rights hereunder, shall be paid by the violating party.

11. As a material inducement to enter into this Agreement, the parties stipulate and agree that they may have no adequate remedy at law with respect to any violation of the provisions of this Agreement, and that any party shall therefore be entitled to injunctive relief to prevent the same.

[Signature Page Follows]

IN WITNESS WHEREOF, this Waiver and Consent is entered into as of the date first set forth below.

[Landlord Address]	[LANDLORD]

By:
Name:
Title:

American Capital Financial Services, Inc. 2 Bethesda Metro Center 14th Floor Bethesda, Maryland 20814 Attn: Compliance Officer	AMERICAN CAPITAL FINANCIAL
SERVICES, INC., as Agent

By:
Name:
Title:

[Holdings Address]	[HOLDINGS]

By:
Name:
Title:

EXHIBIT A TO WAIVER AND CONSENT

LEGAL DESCRIPTION

FIELD NOTE DESCRIPTION
OF A
1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND
SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS

BEING A 1.381 ACRE (60,160 SQUARE FEET) TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS; SAID 1.381 ACRE TRACT BEING ALL OF THAT CERTAIN TRACT OF LAND DESCRIBED IN A SPECIAL WARRANTY DEED TO SDC FIFTH & BAYLOR, LLC, A TEXAS LIMITED LIABILITY COMPANY, FILED MARCH 5, 2007, AND RECORDED IN DOCUMENT NO. 2007039283, OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS (O.P.R.T.C.T.) AND BEING ALL OF THAT CERTAIN CALLED 0.67 ACRE TRACT OF LAND (EXHIBIT "B") DESCRIBED IN A WARRANTY DEED TO SHOAL CREEK WALK, LTD., FILED AUGUST 17, 2005, AND RECORDED IN DOCUMENT NO. 2005151718, O.P.R.T.C.T.; WITH ALL BEARINGS REFERENCED TO THE EASTERLY RIGHT-OF-WAY (R.O.W.) LINE OF LAMAR BOULEVARD BETWEEN WEST 5TH STREET AND 6TH STREET AS SHOWN ON JULY 1998 ACCUSURVE SURVEY HAVING A CALLED BEARING OF NORTH 24 DEGREES 57 MINUTES 00 SECONDS EAST WHICH WAS BASED ON THE MONUMENTED CENTERLINE OF SAID LAMAR BOULEVARD (60D NAIL IN EXPANSION JOINT OF CONCRETE SIDEWALK FOUND TO 1/2-INCH IRON ROD WITH ACCUSURVE CAP FOUND); SAID 1.381 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A COTTON SPINDLE WITH WASHER STAMPED "WALLACE GROUP" FOUND MARKING THE WESTERNMOST CORNER OF SAID SDC FIFTH & BAYLOR, LLC TRACT (HEREAFTER REFERRED TO AS "SCD TRACT") AND THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF LOT 1, HORNADAY SUBDIVISION, BLOCK 3, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 3, PAGE 18, PLAT RECORDS OF TRAVIS COUNTY, TEXAS (P.R.T.C.T.), SAID POINT ALSO BEING ON THE EASTERLY R.O.W. LINE OF BAYLOR ST. – FORMERLY CROCKETT STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE COMMON EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE WESTERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 148.70 FEET TO A 1/2-INCH IRON ROD WITH ORANGE PLASTIC CAP STAMPED "WALLACE GROUP" (HEREAFTER REFERRED TO AS "WALLACE CAP") FOUND FOR THE NORTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID "SDC TRACT", SAID POINT ALSO MARKING THE INTERSECTION OF THE EASTERLY R.O.W. LINE OF SAID BAYLOR ST. AND THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET – FORMERLY BURNET STREET (AN 80 FOOT WIDE R.O.W.);

THENCE, SOUTH 65 DEGREES 16 MINUTES 15 SECONDS EAST, WITH THE COMMON SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE NORTHERLY LINE OF SAID "SDC TRACT", AT A DISTANCE OF 208.70 FEET PASSING A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND MARKING THE COMMON EASTERNMOST CORNER OF SAID "SDC TRACT" AND THE NORTHERNMOST CORNER OF LOT 5, BLOCK 3, RAYMOND PLATEAU SUBDIVISION, OUTLOT 11, DIVISION Z OF THE CITY OF AUSTIN, TEXAS, RECORDED IN BOOK 1, PAGE 30, P.R.T.C.T., SAME BEING THE NORTHERNMOST CORNER OF SAID 0.67 ACRE TRACT, CONTINUING WITH THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET, SAME BEING THE NORTHERLY LINE OF SAID 0.67 ACRE TRACT, IN ALL A TOTAL DISTANCE OF 390.96 FEET TO A CUT "X" IN CONCRETE SIDEWALK FOUND FOR THE EASTERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE INTERSECTION OF THE SOUTHERLY R.O.W. LINE OF SAID WEST 5TH STREET AND THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD – FORMERLY FANNIN STREET (A VARIABLE WIDTH R.O.W. AT THIS LOCATION);

EXHIBIT "A"

THENCE, WITH THE COMMON WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD AND THE EASTERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING TWO (2) CALLS:

1) SOUTH 22 DEGREES 07 MINUTES 58 SECONDS WEST, A DISTANCE OF 153.85 FEET TO A 1/2-INCH IRON PIPE IN CONCRETE FOUND FOR AN ANGLE POINT AND CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 23 DEGREES 11 MINUTES 36 SECONDS WEST, A DISTANCE OF 2.88 FEET TO A CUT "V" IN CONCRETE EDGE FOUND FOR THE SOUTHERNMOST CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT, SAID POINT ALSO MARKING THE SOUTHERNMOST CORNER OF THE REMAINING PORTION OF LOT 8 OF SAID BLOCK 3;

THENCE, DEPARTING THE WESTERLY R.O.W. LINE OF SAID LAMAR BOULEVARD, AND WITH THE SOUTHERLY LINE OF SAID 0.67 ACRE TRACT, THE FOLLOWING THREE (3) CALLS:

1) NORTH 65 DEGREES 18 MINUTES 38 SECONDS WEST, WITH THE NORTHERLY LINE OF AN EXISTING ONE STORY BRICK BUILDING, A DISTANCE OF 148.84 FEET TO THE NORTHERNMOST CORNER OF SAID BRICK BUILDING FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
2) SOUTH 24 DEGREES 56 MINUTES 35 SECONDS WEST, WITH THE WESTERLY LINE OF SAID BRICK BUILDING, A DISTANCE OF 0.05 FEET TO A CALCULATED POINT FOR CORNER OF THE HEREIN DESCRIBED TRACT AND SAID 0.67 ACRE TRACT;
3) NORTH 65 DEGREES 14 MINUTES 01 SECONDS WEST, A DISTANCE OF 40.72 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE WESTERNMOST CORNER OF SAID 0.67 ACRE TRACT;

THENCE, NORTH 24 DEGREES 49 MINUTES 21 SECONDS EAST, WITH THE WESTERLY LINE OF SAID 0.67 ACRE TRACT, A DISTANCE OF 8.00 FEET TO A 1/2-INCH IRON ROD WITH "WALLACE CAP" FOUND FOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHERNMOST CORNER OF SAID "SDC TRACT";

THENCE, NORTH 65 DEGREES 16 MINUTES 15 SECONDS WEST, WITH THE SOUTHERLY LINE OF SAID "SDC TRACT", A DISTANCE OF 208.70 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT, DELINEATING AND ENCOMPASSING WITHIN THE METES RECITED 1.381 ACRES (60,160 SQUARE FEET) OF LAND, MORE OR LESS, BASED ON THE SURVEY AND DRAWING MADE BY THE WALLACE GROUP, INC., ROUND ROCK, TEXAS IN MARCH OF 2008.

160' 5"
GUARDRAIL (TYP)
ROOF DECK
45'-0"
SCREEN
ROOF ACCESS
GUARDRAIL
48'-0"
ROOFTOP ACCESS RAMP LOCATION

HOMEAWAY LEASE
EXHIBIT I

19 MAY 2008

July 31, 2008

HomeAway, Inc.

3801 Capital of Texas Hwy. #150

Austin, Texas 78704

Re:	1011 West 5th Street, Austin, Texas

Ladies and Gentlemen:

Reference is hereby made to that certain Office Lease Agreement dated on or about the date hereof (the “Lease”) and made or to be made by and between you, as Tenant, and us, as Landlord, for premises located at 1011 West 5th Street, Austin, Texas. Defined terms used herein shall have the same meaning given to them in the Lease.

In consideration for your execution of the Lease, we agree as follows: If Tenant’s general contractor for Tenant’s Improvements is either Spaw-Maxwell Construction, Flynn Construction or Don Carlos Allen, the requirement to obtain payment and performance bonds under Paragraph 7, clause (iv), of Exhibit D to the Lease is hereby waived.

Sincerely yours,

FIFTH & BAYLOR, LTD., a Texas limited partnership

By:	SDC Fifth & Baylor, LLC,
a Texas limited liability company
its General Partner

	By:	/s/ Bradley F. Schlosser
Bradley F. Schlosser, Manager

July 31, 2008

HomeAway, Inc.

3801 Capital of Texas Hwy. #150

Austin, Texas 78704

Re:	1011 West 5th Street, Austin, Texas

Ladies and Gentlemen:

Reference is hereby made to that certain Office Lease Agreement dated on or about the date hereof (the “Lease”) and made or to be made by and between you, as Tenant, and us, as Landlord, for premises located at 1011 West 5th Street, Austin, Texas. Defined terms used herein shall have the same meaning given to them in the Lease.

In consideration for your execution of the Lease, we agree as follows: The Construction Start Date shall not be deemed to have occurred until Landlord has delivered to Tenant evidence satisfactory to Tenant, in its reasonable discretion, that Landlord has caused the following encumbrances to have been released as to the Property:

1. Terms, conditions and stipulations of that certain Parking Easement dated June 4, 2003 and recorded under Document No. 2003132483 of the Official Public Records of Travis County, Texas.

2. The terms, conditions and stipulations set out in that certain Reciprocal Easement and Restrictive Covenant Agreement dated April 4, 2001, recorded under Document No. 2001055672 of the Official Public Records of Travis County, Texas, as amended by First Amendment to Reciprocal Easement and Restrictive Covenant Agreement dated effective May 20, 2002 and recorded under Document No. 2003132479 of the Official Public Records of Travis County, Texas.

Sincerely yours,

FIFTH & BAYLOR, LTD., a Texas limited partnership

By:	SDC Fifth & Baylor, LLC,
a Texas limited liability company
its General Partner

	By:	/s/ Bradley F. Schlosser
Bradley F. Schlosser, Manager